Exhibit 10.39
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

PURCHASE AND SALE AGREEMENT
dated as of December 16, 2020
between
NEKTAR THERAPEUTICS
and
HEALTHCARE ROYALTY PARTNERS IV, L.P.,
HCRP OVERFLOW FUND, L.P.,
HCR STAFFORD FUND, L.P.,
HCR POTOMAC FUND, L.P., and
HCR CANARY FUND, L.P.

and

HCR COLLATERAL MANAGEMENT, LLC,
solely in its capacity as Purchaser Representative

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Section 11.11 Counterparts	46
Section 11.12 Amendments; No Waivers	46
Section 11.13 No Third Party Rights	46
Section 11.14 Table of Contents and Headings	46

3

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibits
Exhibit A-1:        Form of AZ Confirmation
Exhibit A-2:        Form of Baxter Confirmation
Exhibit B:        Form of Baxter Consent Amendment
Exhibit C:        Form of Bill of Sale
Exhibit D:        Disclosure Schedule
Exhibit E:        Form of Novo Consent
Exhibit F-1:        AZ License Agreement
Exhibit F-2:        Baxter License Agreement
Exhibit F-3:        Novo Settlement Agreement
Exhibit F-4:        Novo Sublicense Agreement
Exhibit F-5:        AZ Consent
Exhibit F-6:        Baxter Consent
Exhibit G:        Seller Account
Exhibit H:        Goodwin Opinion

Schedule
Schedule 1.1        [***]

4

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

PURCHASE AND SALE AGREEMENT
This PURCHASE AND SALE AGREEMENT (this “Purchase and Sale Agreement”), dated as of December 16, 2020, is by and among Nektar Therapeutics, a Delaware corporation (the “Seller”), Healthcare Royalty Partners IV, L.P., a Delaware limited liability partnership, HCRP Overflow Fund, L.P., a Delaware limited liability partnership, HCR Stafford Fund, L.P., a Delaware limited liability partnership, HCR Potomac Fund, L.P., a Delaware limited liability partnership, and HCR Canary Fund, L.P., a Delaware limited liability partnership (collectively, the “Purchaser” or the “Purchasers”) and HCR Collateral Management, LLC, solely in its capacity as a representative of the Purchasers (the “Purchaser Representative”).
W I T N E S E T H :
WHEREAS, the Seller has the right to receive royalties under the License Agreements; and
WHEREAS, the Seller desires to sell, contribute, assign, transfer, convey and grant to the Purchaser, and the Purchaser desires to purchase, acquire and accept from the Seller, the Purchased Royalties described herein, upon and subject to the terms and conditions set forth in this Purchase and Sale Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties covenant and agree as follows:
ARTICLE I
DEFINED TERMS AND RULES OF CONSTRUCTION
Section 1.1     Defined Terms
The following terms, as used herein, shall have the following respective meanings:
“Adynovate” means antihemophilic factor (recombinant) pegylated, rurioctocog alfa pegol.
“[***]”.
“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.
“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities applicable to such Person or any of its properties or assets.
“Applicable Royalty Rate” has the meaning set forth in Section 6.8.
“AZ” means AstraZeneca AB, a Swedish corporation.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“AZ Confirmation” means that certain written confirmation substantially in the form of Exhibit A-1.
“AZ Consent” means that certain letter agreement, effective as of November 20, 2020, by and between the Seller and AZ.
“AZ Financing Statement” means the financing statement to be agreed upon by the Purchaser Representative and the Seller, dated as of the Closing Date.
“AZ Instruction” means the irrevocable direction to AZ to be agreed upon by the Purchaser Representative and the Seller, dated as of the Closing Date.
“AZ Intellectual Property Rights” means, collectively, AZ Know-How and AZ Patents, to the extent licensed to AZ under the AZ License Agreement.
“AZ Know-How” means, collectively, Joint Know-How (as defined in Section 1.91 of the AZ License Agreement) and Licensed Know-How (as defined in Section 1.98 of the AZ License Agreement).
“AZ License Agreement” means, collectively, (a) that certain License Agreement, dated September 20, 2009, by and between the Seller and AZ and (b) as amended by that certain Amendment No. 1 to the License Agreement, effective as of August 8, 2013, by and between the Seller and AZ.
“AZ Licensed Products” means Stand-Alone Products (as defined in Section 1.150 of the AZ License Agreement).
“AZ Net Sales” means Net Sales (as defined in Section 1.114 of the AZ License Agreement).
“AZ New Arrangement” has the meaning set forth in Section 6.6(a).
“AZ Patents” means, collectively, Joint Patents (as defined in Section 1.91 of the AZ License Agreement) and Licensed Patents (as defined in Section 1.99 of the AZ License Agreement).
“AZ Related Agreements” means (a) that certain Master Services Agreement, dated December 15, 2009, by and between AZ and Seller, (b) that certain Manufacturing and Technology Transfer Agreement, dated December 15, 2009, by and between AZ and Seller and (c) that certain Quality Agreement, dated December 15, 2009, by and between AZ and Seller.
“AZ Royalties” means [***].
“AZ Royalty Reports” means the quarterly royalty reports delivered to the Seller by AZ pursuant to Section 7.12 of the AZ License Agreement setting forth AZ Net Sales for each applicable calendar quarter.
“AZ Royalty Term” means the period commencing on the Royalties Commencement Date and ending on the later of the dates described in Section 7.9(a) and (b) of the AZ License Agreement.
“AZ Sublicense Agreement” means, any agreement in which the rights granted to AZ under the AZ License Agreement are sublicensed to a sublicensee, or are further sublicensed by such sublicensee.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“Bankruptcy Event” means the occurrence of any of the following in respect of any Person: (a) an admission in writing by such Person of its inability to pay its debts as they become due or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition or answer by such Person seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of such Person or its debts under any law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for such Person or for any substantial part of its property; (c) corporate or other entity action taken by such Person to authorize any of the actions set forth in clause (a) or (b) of this definition; or (d) without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation, or the filing of any such petition against such Person, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within thirty (30) days from entry thereof.
“Baxter” means Baxalta US Inc., a Delaware corporation and Baxalta GmbH, a Swiss corporation (as assignees from Baxter Healthcare SA, a corporation organized and existing under the laws of Switzerland and Baxter Healthcare Corporation, a Delaware corporation).
“Baxter Confirmation” means that certain written confirmation substantially in the form of Exhibit A-2.
“Baxter Consent” means that certain letter agreement, dated as of November 8, 2018, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter, as amended, following the date of execution of the Baxter Consent Amendment, by the Baxter Consent Amendment.
“Baxter Consent Amendment” means that certain Amendment No. 1 to the Baxter Consent, substantially in the form of Exhibit B.
“Baxter Financing Statement” means the financing statement to be agreed upon by the Purchaser Representative and the Seller, dated as of the Closing Date.
“Baxter Instruction” means the irrevocable direction to Baxter to be agreed upon by the Purchaser Representative and the Seller, dated as of the Closing Date.
“Baxter Intellectual Property Rights” means Baxter Patents and Baxter Know-How, to the extent licensed to Baxter under the Baxter License Agreement.
“Baxter Know-How” means NEKTAR AL KNOW-HOW (as defined in Section 1.46 of the Baxter License Agreement).
“Baxter License Agreement” means, collectively, (a) that Exclusive Research, Development, License and Manufacturing and Supply Agreement, dated September 26, 2005, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter, (b) as amended by that certain Amendment No. 1 to Exclusive Research, Development, License and Manufacturing and Supply

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Agreement, effective as of October 19, 2005, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter, (c) as amended by that certain Amendment No. 2 to Exclusive Research, Development, License and Manufacturing and Supply Agreement, effective as of December 14, 2005, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter, (d) as amended by that certain Amendment No. 3 to Exclusive Research, Development, License and Manufacturing and Supply Agreement, effective as of December 17, 2007, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter, (e) as amended by that certain Amendment No. 4 to Exclusive Research, Development, License and Manufacturing and Supply Agreement, effective as of December 31, 2008, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter, (f) as amended by that certain Amendment No. 5 to Exclusive Research, Development, License and Manufacturing and Supply Agreement, effective as of June 7, 2011, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter and (g) as amended by that certain Amendment No. 6 to Exclusive Research, Development, License and Manufacturing and Supply Agreement, effective as of September 17, 2014, by and between the Seller (as successor to Nektar Therapeutics AL, Corporation) and Baxter.
“Baxter Licensed Products” means COMMERCIAL PRODUCT (as defined in Section 1.13 of the Baxter License Agreement).
“Baxter Net Sales” means NET SALES (as defined in Section 1.52 of the Baxter License Agreement).
“Baxter New Arrangement” has the meaning set forth in Section 6.6(b).
“Baxter Patents” means NEKTAR AL PATENT RIGHTS (as defined in Section 1.49 of the Baxter License Agreement).
“Baxter Related Agreements” means (a) that certain Manufacturing and Supply Agreement, dated March 23, 2012, by and between Baxter and Seller and (b) that certain Process and Development Agreement, dated June 16, 2011, by and between Baxter and Seller.
“Baxter Royalties” means [***].
“Baxter Royalty Reports” means the quarterly royalty reports delivered to the Seller pursuant to Section 9.5 of the Baxter License Agreement.
“Baxter Royalty Term” means the period commencing on the Royalties Commencement Date and ending on the date on that the last Royalty payment under the Baxter License is due in accordance with Section 9.2 of the Baxter License Agreement.
“[***]”.
“Bill of Sale” means that certain bill of sale, dated as of the Closing Date, executed by the Seller and the Purchaser, substantially in the form of Exhibit C.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Applicable Law to remain closed.
“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.
“Closing” has the meaning set forth in Section 7.1.
“Closing Date” has the meaning set forth in Section 7.1.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder.
“Commercially Reasonable Efforts” or “Commercially Reasonable Actions” means, with respect to any Intellectual Property Rights in any country, efforts or actions that would be commercially reasonable for an owner and licensor of such Intellectual Property Rights in such country, which owner and licensor is entitled to the full economic benefit of such Intellectual Property Rights without regard to the transactions contemplated by this Purchase and Sale Agreement or any other business of, or assets owned by, such owner and licensor.
“Confidentiality Breach” has the meaning set forth in Section 6.11(a).
“Conjugate IX Family” [***].
“Counterparty Consents” means the AZ Consent, the Baxter Consent and, following the date of execution thereof, the Novo Consent.
“Counterparty” means, as the context requires, Baxter, AZ or Novo Nordisk.
“Counterparty Instructions” means the Baxter Instruction, the AZ Instruction and the Novo Instruction.
“Defaulting Party” has the meaning set forth in Section 6.5(d).
“Disclosure Schedule” means the Disclosure Schedule dated as of the date hereof and attached hereto as Exhibit D.
“Disputes” has the meaning set forth in Section 3.11(g).
“Dollar” or the sign “$” means United States dollars.
“Escrow Agent” means Citizens Bank, N.A., as escrow agent.
“Escrow Agreement” means that certain Escrow Agreement to be agreed upon by the Purchaser Representative and the Seller, dated as of the Closing Date and entered into by the Seller, the Purchaser, the Purchaser Representative and the Escrow Agent.
“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.4.
“Excluded Payments” means [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“Existing Confidentiality Agreement” means that certain letter agreement, dated May 24, 2017, by and between the Seller and HealthCare Royalty Management, LLC, an Affiliate of the Purchaser, as amended.
“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.
“First Commercial Sale” means, as the context requires, “FIRST COMMERCIAL SALE” (as defined in Section 1.27 of the Baxter License Agreement) or “First Commercial Sale” (as defined in Section 1.67 of the AZ License Agreement).
“GAAP” means generally accepted accounting principles in effect in the United States from time to time.
“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country.
“Initial Cap” means TWO HUNDRED AND TEN MILLION DOLLARS ($210,000,000).
“Intellectual Property Rights” means, collectively, the Baxter Intellectual Property Rights, the AZ Intellectual Property Rights and the Novo Patents.
“Judgment” means any judgment, order, writ, injunction, citation, award or decree of any nature.
“Knowledge” means [***].
“Know-How” means the Baxter Know-How and the AZ Know-How.
“License Agreements” means, collectively, the AZ License Agreement, the Baxter License Agreement, the Novo Settlement Agreement and the Novo Sublicense Agreement.
“Licensed Products” means, collectively, the AZ Licensed Products, the Baxter Licensed Products and the Novo Nordisk Factor IX Product (as defined in Section 1(k) of the Novo Settlement Agreement).
“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property or other priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale or any sale with recourse, or any other restriction on transfer.
“Loss” means any loss, liability, cost, expense (including reasonable costs of investigation and defense and reasonable attorneys’ fees and expenses), charge, fine, penalty, obligation, judgment, award, assessment, claim or cause of action.
“Material Adverse Effect” means a material adverse effect on (a) the legality, validity or enforceability of any of the Transaction Documents or the License Agreements, (b) the ability of the Seller to perform its obligations under any of the Transaction Documents or the License Agreements, (c) the rights or remedies of the Purchaser under any of the Transaction Documents or the License

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Agreements, (d) the right of the Purchaser to receive the Purchased Royalties, the timing, amount or duration of the Purchased Royalties, or the right to receive royalty reports and other information (including audit information) on the terms set forth in the License Agreements and this Purchase and Sale Agreement, or (e) the business of the Seller and its Subsidiaries, taken as a whole.
“Material Summary” has the meaning set forth in Section 6.11(a).
“Maximum Cap” means TWO HUNDRED AND FORTY MILLION DOLLARS ($240,000,000).
“Movantik” means any product that contains the compound naloxegol as an active ingredient, in any strengths, forms, formulations, administrations or delivery routes
“Mutually Agreed” means:
(a)    for matters (i) solely related to the Purchased Royalties or (ii) that would reasonably be expected (with or without the giving of notice or passage of time, or both) to result in a Material Adverse Effect, the Seller shall either take (or refrain from taking) such reasonable actions in respect of each such matter as are reasonably requested by the Purchaser Representative;
(b)    for matters that (i) relate to the matters set forth on Schedule 3.6(a), (ii) relate to the routine maintenance and prosecution of the AZ Patents, the Baxter Patents or the Novo Patents, (iii) do not relate to the Purchased Royalties or (iv) would not reasonably be expected (with or without the giving of notice or passage of time, or both) to result in a Material Adverse Effect, the Seller shall have the right (subject to providing written notice to the Purchaser Representative) to take (or refrain from taking) such actions in respect of each such matter as the Seller, acting reasonably, deems appropriate; or
(c)    for all other matters that (i) involve the AZ Patents, the Baxter Patents or the Novo Patents, other than routine maintenance and prosecution, or (ii) do not meet the criteria set forth in clauses (a) or (b) above), the Seller shall take (or refrain from taking) actions in respect of each such matter as the Seller and the Purchaser Representative, each acting reasonably, mutually agree.

“Net Sales” means, as the context requires, Baxter Net Sales, AZ Net Sales, or Novo Net Sales.
“New Arrangement” means, as the context requires, a AZ New Arrangement, a Baxter New Arrangement and a Novo New Arrangement.
“Novo Consent” means that certain letter agreement, in substantially the form attached hereto as Exhibit E, by and between the Seller and Novo Nordisk.
“Novo Financing Statement” means the financing statement to be agreed upon by the Purchaser Representative and the Seller, dated as of the Closing Date.
“Novo Instruction” means the irrevocable direction to Novo Nordisk to be agreed upon by the Purchaser Representative and the Seller, dated as of the Closing Date.
“Novo Net Sales” means Net Sales (as defined in Section 1(j) of the Novo Settlement Agreement).
“Novo New Arrangement” has the meaning set forth in Section 6.6(c).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“Novo Nordisk” means, collectively, Novo Nordisk Inc., a Delaware corporation, Novo Nordisk A/S, a corporation organized and existing under the laws of Denmark and Novo Nordisk Healthcare AG, a corporation organized and existing under the laws of Switzerland.
“Novo Nordisk Factor IX Product” is as defined in Section 1(k) of the Novo Settlement Agreement.
“Novo Patents” means, collectively, the Conjugate IX Family and the Reagent Family, in each case to the extent licensed to Novo Nordisk under the Novo Settlement Agreement.
“Novo Royalty Reports” means the quarterly royalty reports delivered to the Seller pursuant to Section 6(c)(i) of the Novo Settlement Agreement, the Novo Report (as defined under Section 1 of the Novo Sublicense Agreement) and the royalty reports delivered to the Seller pursuant to Section 3.6 of the Novo Sublicense Agreement.
“Novo Royalty Term” means the period commencing on the Royalties Commencement Date and ending on the date on that the last Royalty payment under the Novo Settlement Agreement is due in accordance with the Novo Settlement Agreement.
“Novo Settlement Agreement” means that certain Settlement and License Agreement, dated December 21, 2016, by and among Novo Nordisk and the Seller.
“Novo Sublicense Agreement” means that Right to Sublicense Agreement, dated October 27, 2017, by and between Baxalta Incorporated, Baxter and the Seller.
“Novo Settlement Royalties” means [***].
“Novo Sublicense Royalties” means [***].
“[***]”.
“Party” shall mean the Seller or the Purchaser or the Purchaser Representative, as the context requires, and “Parties” shall mean, collectively, the Seller, the Purchaser and the Purchaser Representative.
“Past Period Audit” has the meaning set forth in Section 6.7(a).
“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any Intellectual Property Rights that are Patents.
“Patents” means the AZ Patents, the Baxter Patents and Novo Patents.
“Permissible Summary Disclosure” has the meaning set forth in Section 6.11(a).
“Permitted Tax Withholding” means (a) in the case of the AZ License Agreement, any Tax withholding expressly permitted under Section 7.17 of the AZ License Agreement, (b) in the case of the Baxter License Agreement, any Tax withholding expressly permitted under Section 10.5 of the Baxter License Agreement, (c) in the case of the Novo Settlement Agreement, any Tax withholding expressly permitted under Section 6(c)(iii) of the Novo Settlement Agreement and (d) in the case of the Novo

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Sublicense Agreement, any Tax withholding expressly permitted under Section 3.12 of the Novo Sublicense Agreement.
“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.
“Products” means Adynovate, Movantik and Rebinyn.
“Purchase and Sale Agreement” has the meaning set forth in the preamble.
“Purchase Price” has the meaning set forth in Section 2.2.
“Purchased Royalties” means, on any date prior to the Royalty Termination Date, the AZ Royalties, the Baxter Royalties, the Novo Settlement Royalties and the Novo Sublicense Royalties.
“Purchaser” has the meaning set forth in the preamble.
“Purchaser Account” has the meaning set forth in Section 6.4(b).
“Purchaser Connection Tax” means any Tax to the extent that it would not be imposed but for (i) any connection of the Purchaser with the jurisdiction of the applicable taxing authority (other than a connection arising solely from this Purchase and Sale Agreement or any transaction contemplated thereby) or (ii) any failure of the Purchaser to provide any applicable documentation that is reasonably requested by the applicable withholding agent and that the Purchaser is legally eligible to provide.
“Purchaser Excluded Tax” means any non-U.S. withholding Tax withheld by any licensee, Seller, or any other applicable withholding agent in respect of any payment made to the Purchaser pursuant to this Purchase and Sale Agreement other than (i) a Purchaser Indemnified Tax and (ii) a Purchaser Connection Tax.
“Purchaser Indemnified Party” has the meaning set forth in Section 8.1.
“Purchaser Indemnified Tax” means any non-U.S. withholding Tax (other than a Purchaser Connection Tax) withheld by any licensee, Seller, or any other applicable withholding agent in respect of any payment made to the Purchaser pursuant to this Purchase and Sale Agreement to the extent that such non-U.S. withholding Tax would have been imposed if the payment in question were payable to Seller.
“Reagent Family” has the meaning ascribed thereto in Section 1(o) in the Novo Settlement Agreement.
“Rebinyn” means coagulation Factor IX (recombinant), glycoPEGylated.
“Regulatory Agency” means a Governmental Authority with responsibility for the approval of the marketing and sale of pharmaceuticals or other regulation of pharmaceuticals in any country.
“Regulatory Approvals” means, collectively, all regulatory approvals, registrations, certificates, authorizations, permits and supplements thereto, as well as associated materials (including the product

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

dossier) pursuant to which the Products may be marketed, sold and distributed by AZ, Baxter or Novo Nordisk, as the case may be, in a jurisdiction, issued by the appropriate Regulatory Agency.
“Related Agreements” means the AZ Related Agreements and the Baxter Related Agreements.
“Royalties” means, collectively, the AZ Royalties, the Baxter Royalties, the Novo Settlement Royalties and the Novo Sublicense Royalties.
“Royalties Commencement Date” means October 1, 2020.
“Royalty Cap” means either (a) if the aggregate payments payable to Purchaser on or prior to December 31, 2025 in respect of the Purchased Royalties ([***]), as adjusted for any payment made by Seller pursuant to Section 2.3, are equal or greater than, in the aggregate, the Initial Cap, then the Initial Cap, or (b) if the aggregate payments payable to Purchaser on or prior to December 31, 2025 in respect of the Purchased Royalties ([***]), as adjusted for any payment made by Seller pursuant to Section 2.3, are less than, in the aggregate, the Initial Cap, then the Maximum Cap.
“[***]”.
“Royalty Reduction” has the meaning set forth in Section 3.13(f); provided, however, that “Royalty Reduction” shall not include any Set-off or reduction on account of Taxes.
“Royalty Termination Date” means the earlier of (a) date on which aggregate payments of the Purchased Royalties actually received by the Purchaser ([***]) equal the Royalty Cap or (b) the date of the last Royalty payment under the License Agreements.
“SEC” means the U.S. Securities and Exchange Commission.
“Selected Reagent” means SELECTED REAGENT (as defined in Section 1.73 of the Baxter License Agreement).
“Seller” has the meaning set forth in the preamble.
“Seller Account” has the meaning set forth in Section 6.4(d).
“Seller Indemnified Party” has the meaning set forth in Section 8.2.
“Set-off” means any set-off or off-set; provided, however, that “Set-off” shall not include any Royalty Reduction or set-off on account of Taxes.
“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person or by one or more other Subsidiaries of such Person.
“Tax” or “Taxes” means any U.S. federal, state, local or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, occupation, premium, windfall profits, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.
“Third Party” means any Person that is not a Party.
“Third Party Claim” means any claim, action, suit or proceeding by a Third Party, including any investigation by any Governmental Authority.
“Transaction Documents” means this Purchase and Sale Agreement, the Escrow Agreement, the Bill of Sale and the Counterparty Instructions.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Purchase and Sale Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.
“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.
“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.
Section 1.2     Rules of Construction
(a)    Unless the context otherwise requires, in this Purchase and Sale Agreement:
(i)    a term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;
(ii)    unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC;
(iii)    words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders;
(iv)    the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without limitation”;
(v)    unless otherwise specified, references to a contract or agreement include references to such contract or agreement as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with its terms (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth herein), and include any annexes, exhibits and schedules hereto or thereto, as the case may be; provided,

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

however, that, unless otherwise specified, terms defined in Section 1.1 by reference to any other contract or agreement shall be deemed to refer to such contract or agreement as in effect on the date of this Purchase and Sale Agreement;
(vi)    any reference to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment, transfer or delegation set forth herein or in any of the other Transaction Document) and any reference to a Person in a particular capacity excludes such Person in other capacities;
(vii)    references to any Applicable Law shall include such Applicable Law as from time to time in effect, including any amendment, modification, codification, replacement, or reenactment thereof or any substitution therefor;
(viii)    the word “will” shall be construed to have the same meaning and effect as the word “shall”;
(ix)    the words “hereof,” “herein,” “hereunder” and similar terms shall refer to this Purchase and Sale Agreement as a whole and not to any particular provision hereof, and Article, Section and Exhibit references herein are references to Articles and Sections of, and Exhibits to, this Purchase and Sale Agreement unless otherwise specified;
(x)    the definitions of terms shall apply equally to the singular and plural forms of the terms defined;
(xi)    in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”;
(xii)    where any payment is to be made, any funds are to be applied or any calculation is to be made under this Purchase and Sale Agreement on a day that is not a Business Day, unless this Purchase and Sale Agreement otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly; and
(xiii)    any reference to a term that is defined by reference to its meaning in a License Agreement shall refer to such term’s meaning in such License Agreement as in existence on the date hereof (and not to any new, substituted or amended version thereof).
(b)    The provisions of this Purchase and Sale Agreement shall be construed according to their fair meaning and neither for nor against any Party irrespective of which Party caused such provisions to be drafted. Each Party acknowledges that it has been represented by an attorney in connection with the preparation and execution of this Purchase and Sale Agreement and the other Transaction Documents.
ARTICLE II
PURCHASE AND SALE OF THE PURCHASED ROYALTIES
Section 2.1     Purchase and Sale
.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)    Subject to the terms and conditions of this Purchase and Sale Agreement, on the Closing Date, the Seller hereby sells, contributes, assigns, transfers, conveys and grants to the Purchaser, and the Purchaser hereby purchases, acquires and accepts from the Seller, all of the Seller’s rights, title and interest in and to the Purchased Royalties, free and clear of any and all Liens, other than those Liens created under the Transaction Documents.
(b)    The Seller and the Purchaser intend and agree that the sale, contribution, assignment, transfer, conveyance and granting of the Purchased Royalties under this Purchase and Sale Agreement shall be, and are, a true, complete, absolute and irrevocable assignment and sale by the Seller to the Purchaser of the Purchased Royalties (including U.S. federal income tax purposes) and that such assignment and sale shall provide the Purchaser with the full benefits of ownership of the Purchased Royalties. Neither the Seller nor the Purchaser intends the transactions contemplated hereby to be, or for any purpose (including U.S. federal income tax purposes) characterized as, a loan from the Purchaser to the Seller or a pledge or assignment or a security agreement. The Seller waives any right to contest or otherwise assert that this Purchase and Sale Agreement does not constitute a true, complete, absolute and irrevocable sale and assignment by the Seller to the Purchaser of the Purchased Royalties under Applicable Law, which waiver shall be enforceable against the Seller in any Bankruptcy Event in respect of the Seller. The sale, contribution, assignment, transfer, conveyance and granting of the Purchased Royalties shall be reflected on the Seller’s financial statements and other records as a sale of assets to the Purchaser (except to the extent GAAP or the rules of the SEC require otherwise with respect to the Seller’s consolidated financial statements).
(c)    The Seller hereby authorizes the Purchaser Representative to execute, record and file, and consents to the Purchaser Representative executing, recording and filing, at the Purchaser’s sole cost and expense, financing statements in the appropriate filing offices under the UCC (and continuation statements with respect to such financing statements when applicable), and amendments thereto, in such manner and in such jurisdictions as are necessary or appropriate to evidence or perfect the sale, contribution, assignment, transfer, conveyance and grant by the Seller to the Purchaser, and the purchase, acquisition and acceptance by the Purchaser from the Seller, of the Purchased Royalties and to perfect the security interest in the Purchased Royalties granted by the Seller to the Purchaser pursuant to Section 2.1(d).
(d)    Notwithstanding that the Seller and the Purchaser expressly intend for the sale, contribution, assignment, transfer, conveyance and granting of the Purchased Royalties to be a true, complete, absolute and irrevocable sale and assignment, the Seller hereby assigns, conveys, grants and pledges to the Purchaser, as security for its obligations created hereunder in the event that the transfer contemplated by this Purchase and Sale Agreement is held not to be a sale, a first priority security interest in and to all of the Seller’s right, title and interest in, to and under the Purchased Royalties and, in such event, this Purchase and Sale Agreement shall constitute a security agreement.
Section 2.2     Purchase Price
In full consideration for the sale, contribution, assignment, transfer, conveyance and granting of the Purchased Royalties, and subject to the terms and conditions set forth herein, the Purchaser shall pay (or cause to be paid) to the Seller, at the Closing, the sum of ONE HUNDRED AND FIFTY MILLION DOLLARS ($150,000,000), in immediately available funds by wire transfer to the Seller Account (the “Purchase Price”).
Section 2.3     Minimum Cap, True-Up and Prepayment.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)    If the aggregate Purchased Royalties received by the Purchaser equal at least the Initial Cap on or prior to December 31, 2025 (such date of receipt, the “Minimum Cap Date”), (i) the Purchaser Representative and the Seller shall deliver joint written instructions to the Escrow Agent to instruct the Escrow Agent to pay the sum of the aggregate Purchased Royalties achieved for the calendar quarter during which the Minimum Cap Date occurs, less the Initial Cap (such amount the “Minimum Cap Overage”), to the Seller pursuant to the payment instructions set forth in such joint written instructions and (ii) the payment of the Purchased Royalties to the Purchaser for the calendar quarter during which the Minimum Cap Date occurs shall be reduced by such Minimum Cap Overage and no further payments of Purchased Royalties are due to the Purchaser hereunder.
(b)    If, and only if, the aggregate Purchased Royalties payable to the Purchaser are less than the Initial Cap and the aggregate Purchased Royalties payable to the Purchaser on or prior to December 31, 2025 are determined to be less than the Initial Cap by an amount equal to or less than TWO MILLION DOLLARS ($2,000,000), then the Seller shall have the right, but not the obligation, to pay such amount (the “Initial Cap True-Up”) to the Purchaser within thirty (30) days following such determination, by wire transfer of immediately available funds to an account designated in writing by the Purchaser Representative, and upon payment of the Initial Cap True-Up (regardless of whether such payment is made prior to December 31, 2025), no further payments of Purchased Royalties are due to the Purchaser hereunder and the Royalty Cap shall be deemed to have been achieved. If the aggregate Purchased Royalties payable to the Purchaser do not equal the Initial Cap on or prior to December 31, 2025, and the Seller is not eligible to, or does not exercise the right to, pay the Initial Cap True-Up, the Purchased Royalties shall continue to be paid to the Purchaser until such time that the aggregate Purchased Royalties paid to the Purchaser equals the Maximum Cap. At such time that the aggregate Purchased Royalties equal the Maximum Cap, no further payments of Purchased Royalties are due to the Purchaser hereunder.
(c)    At any time, the Seller shall have the right, but not the obligation, to pay to the Purchaser the Maximum Cap less the aggregate Purchased Royalties paid to the Purchaser as of such date, by wire transfer of immediately available funds to an account designated in writing by the Purchaser Representative, and upon such payment, no further payments of the Purchased Royalties are due to the Purchaser hereunder and the Royalty Cap shall be deemed to have been achieved.
Section 2.4     No Assumed Obligations
Notwithstanding any provision in this Purchase and Sale Agreement or any other writing to the contrary, the Purchaser is purchasing, acquiring and accepting only the Purchased Royalties and is not assuming any liability or obligation of the Seller or any of the Seller’s Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter, including any liability or obligation of the Seller under the License Agreements. All such liabilities and obligations shall be retained by, and remain liabilities and obligations of, the Seller or the Seller’s Affiliates, as the case may be (the “Excluded Liabilities and Obligations”).
Section 2.5     Excluded Assets
The Purchaser does not, by purchase, acquisition or acceptance of the right, title or interest granted hereunder or otherwise pursuant to any of the Transaction Documents, purchase, acquire or accept any assets or contract rights of the Seller under any of the License Agreements, other than the Purchased Royalties, or any other assets of the Seller.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER
Except as set forth on the Disclosure Schedule, the Seller hereby makes each of the following representations and warranties to the Purchaser, as of the date hereof, as follows:
Section 3.1     Organization
The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business, as now conducted, and to exercise its rights and to perform its obligations under the License Agreements. The Seller is duly qualified to transact business and is in good standing in every jurisdiction in which such qualification or standing is required by Applicable Law (except where the failure to be so qualified or in good standing would not have a Material Adverse Effect). Neither the Purchaser nor, to the Knowledge of the Seller, any of its partners, members or controlling Persons, is an Affiliate of the Seller or any of its Subsidiaries.
Section 3.2     No Conflicts

(a)    The execution and delivery by the Seller of any of the Transaction Documents, the performance by the Seller of its obligations hereunder or thereunder or the consummation by the Seller of the transactions contemplated hereby or thereby will not (i) contravene, conflict with or violate any term or provision of any of the organizational documents of the Seller or any of its Subsidiaries, (ii) contravene, conflict with or violate, or give any Governmental Authority or other Person the right to exercise any remedy or obtain any relief under, any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Seller or any of its Subsidiaries or any of their respective assets or properties may be subject or bound, (iii) result in a breach or violation of, constitute a default (with or without notice or lapse of time, or both) under, or give any Person the right to exercise any remedy or obtain any additional rights under, or accelerate the maturity or performance of, or payment under, or cancel or terminate, (A) except as would not have a Material Adverse Effect, any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Seller or any of its Subsidiaries is a party or by which the Seller or any of its Subsidiaries or any of their respective assets or properties is bound or committed (other than the License Agreements) or (B) any License Agreement, or (iv) except as provided in any of the Transaction Documents, result in or require the creation or imposition of any Lien on the Intellectual Property Rights, the Products, the License Agreements or the Purchased Royalties.
(b)    The Seller has not granted, nor does there exist, any Lien on or relating to the License Agreements, the Intellectual Property Rights or the Products. Except for Liens created under the Transaction Documents, the Seller has not granted, nor does there exist, any Lien on or relating to the Purchased Royalties. Except for the license granted by the Seller to each Counterparty under the License Agreements, there are no licenses, sublicenses or other rights under the Intellectual Property Rights that have been granted to any Third Party.
Section 3.3     Authorization

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The Seller has all necessary corporate power and authority to execute and deliver the Transaction Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents and the performance by the Seller of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Seller. Each of the Transaction Documents has been duly executed and delivered by an authorized officer of the Seller. Each of the Transaction Documents constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.
Section 3.4     Ownership
The Seller is the exclusive owner of the entire right, title (legal and equitable) and interest in, to and under the Purchased Royalties and the Intellectual Property Rights. The Seller has duly and legally filed or applied for registration for its ownership interest in the Patents included in the Intellectual Property Rights, including the Patents listed on Schedule 3.4, in the appropriate agencies and in the jurisdictions listed on Schedule 3.4. The Purchased Royalties sold, contributed, assigned, transferred, conveyed and granted to the Purchaser on the Closing Date have not been pledged, sold, contributed, assigned, transferred, conveyed or granted by the Seller to any other Person. The Seller has full right to sell, contribute, assign, transfer, convey and grant the Purchased Royalties to the Purchaser. Upon the sale, contribution, assignment, transfer, conveyance and granting by the Seller of the Purchased Royalties to the Purchaser, the Purchaser shall acquire good and marketable title to the Purchased Royalties free and clear of all Liens, other than those Liens created under the Transaction Documents, and shall be the exclusive owner of the Purchased Royalties. The Purchaser shall have the same rights as the Seller would have with respect to the Purchased Royalties (if the Seller were still the owner of such Purchased Royalties) against any other Person.
Section 3.5     Governmental and Third Party Authorizations
The execution and delivery by the Seller of the Transaction Documents, the performance by the Seller of its obligations hereunder and thereunder and the consummation by the Seller of the transactions contemplated hereby and thereby do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by, or filing with, any Governmental Authority or any other Person, except for (i) the filing of a Current Report on Form 8-K with the SEC, (ii) the filing of UCC financing statements, (iii) the notice to Baxter contained in the Baxter Instruction, (iv) the notice to AZ contained in the AZ Instruction and (v) the notice to Novo Nordisk contained in the Novo Instruction.
Section 3.6     No Litigation

(a)    There is no action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena or other proceeding (whether civil, criminal, administrative, regulatory or informal) (i) pending or, to the Knowledge of the Seller, threatened by or against the Seller or any of its Subsidiaries that would have a Material Adverse Effect or (ii) pending against the Seller or, to the Knowledge of the Seller, pending or threatened by or against Baxter, AZ, Novo Nordisk, their Affiliates, or any of their sublicensees, in each case in respect of the License Agreements, the Intellectual Property Rights, the Products or the Purchased Royalties, at law or in equity.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(b)    There is no inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a Governmental Authority (i) pending or, to the Knowledge of the Seller, threatened against the Seller or any of its Subsidiaries that would have a Material Adverse Effect or (ii) pending against the Seller or, to the Knowledge of the Seller, pending or threatened by or against Baxter, AZ or Novo Nordisk, in each case in respect of the License Agreements, the Intellectual Property Rights, the Products or the Purchased Royalties.
(c)    To the Knowledge of the Seller, no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such action, suit, arbitration proceeding, claim, investigation, proceeding, inquiry or investigation referred to in Sections 3.6(a) or 3.6(b).
Section 3.7     Solvency
Immediately after giving effect to the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds therefrom, (a) the fair value of the Seller’s assets will be greater than the sum of its debts, liabilities and other obligations, including contingent liabilities, (b) the present fair saleable value of the Seller’s assets will be greater than the amount that would be required to pay its probable liabilities on its existing debts, liabilities and other obligations, including contingent liabilities, as they become absolute and matured in the normal course of business, (c) the Seller will be able to realize upon its assets and pay its debts, liabilities and other obligations, including contingent obligations, as they mature, (d) the Seller will not have unreasonably small capital with which to engage in its business, as now conducted and as proposed to be conducted following the Closing Date, (e) the Seller does not have any present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured, (f) the Seller will not have become subject to any Bankruptcy Event and (g) the Seller will not have been rendered insolvent within the meaning of Section 101(32) of Title 11 of the United States Code. For purposes of this Section 3.7, the amount of all contingent obligations at any time shall be computed as the amount that, in light of all facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.
Section 3.8     Tax Matters

(a)    No deduction or withholding for or on account of any Tax has been made from any payment to the Seller under any License Agreement. No payor under any License Agreement or any taxing authority has ever notified Seller that any such withholding was required or would have been required absent Seller’s qualification for benefits under an applicable income Tax treaty.
(b)     There are no existing Liens for Taxes on the Purchased Royalties (or any portion thereof).
The Seller’s representations as to tax matters are limited to those representations contained in this Section 3.8.
Section 3.9     No Brokers’ Fees
The Seller has not taken any action that would entitle any person or entity other than Morgan Stanley & Co, LLC, whose fees will be paid by the Seller, to any commission or broker’s fee in connection with the transactions contemplated by this Purchase and Sale Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Section 3.10     Compliance with Laws
None of the Seller or any of its Subsidiaries (a) has violated or is in violation of, has been given notice of any violation of, or, to the Knowledge of the Seller, is under investigation with respect to or has been threatened to be charged with, any violation of, any Applicable Law or any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority or (b) is subject to any judgment, order, writ, decree, injunction, stipulation or consent order issued or entered by any Governmental Authority, in each case, that would have, individually or in the aggregate, a Material Adverse Effect.
Section 3.11     Intellectual Property Matters

(a)    Schedule 3.11 sets forth an accurate and complete list of all issued Patents and pending Patents. For each Patent listed on Schedule 3.11 the Seller has indicated (i) the countries in which such Patent is pending, allowed, granted or issued, (ii) the patent number or patent serial number, (iii) the scheduled expiration date of each such issued Patent, (iv) the expected scheduled expiration date of each Patent issuing from such pending Patent application once issued and (v) the owner thereof.
(b)    To the Knowledge of the Seller, in each AZ Patent family listed on Schedule 3.11, there is at least one issued and unexpired or pending valid claim covering the manufacture, use, import, offering for sale, or sale of Movantik.
(c)    To the Knowledge of the Seller, in each Baxter Patent family listed on Schedule 3.11, there is at least one issued and unexpired or pending valid claim covering the manufacture, use, import, offering for sale, or sale of Adynovate.
(d)    There are no unpaid maintenance or renewal fees payable by the Seller to any Third Party that currently are overdue for any of the Patents. No Patents have lapsed or been abandoned, cancelled or expired. To the Knowledge of the Seller, each individual associated with the filing and prosecution of the Patents, including the named inventors of the Patents, has complied in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office, including any duty to disclose to any Patent Office all information known by such inventors to be material to the patentability of the Patents (including any relevant prior art), in each case, in those jurisdictions where such duties exist.
(e)    Subsequent to the issuance of each Patent, neither the Seller nor, to the Knowledge of the Seller, any Counterparty, has filed any disclaimer or made or permitted any other voluntary reduction in the scope of such Patent. To the Knowledge of the Seller, no allowable or allowed subject matter of the Patents is subject to any competing conception claims of allowable or allowed subject matter of any patents of any Third Party.
(f)    There is no pending or, to the Knowledge of the Seller, threatened opposition, interference, reexamination, injunction, claim, suit, action, citation, summon, subpoena, hearing, inquiry, investigation (by the International Trade Commission or otherwise), complaint, arbitration, mediation, demand, decree or other dispute, disagreement, proceeding or claim (collectively, “Disputes”) challenging the legality, validity, scope, enforceability or ownership of any of the Intellectual Property Rights or that would give rise to any Royalty Reduction against the payments due to the Seller under the License Agreements. To the Knowledge of the Seller, there are no pending or threatened Disputes by any

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Counterparty, or their Affiliates or sublicensees, challenging the legality, validity, scope, enforceability or ownership of any of the Intellectual Property Rights or that would give rise to any Royalty Reduction against the payments due to the Seller under the License Agreements. There are no Disputes by or with any Third Party against the Seller or, to the Knowledge of the Seller, any Counterparty or any of its sublicensees involving any of the Products. The Intellectual Property Rights are not subject to any outstanding injunction, judgment, order, decree, ruling, change, settlement or other disposition of a Dispute. There are no proceedings, other than proceedings in the ordinary course of patent prosecution and except as set forth in Schedule 3.11(f), with respect to the Patents listed on Schedule 3.11. [***].
(g)    There is no pending action, suit, proceeding, investigation or claim and, to the Knowledge of the Seller, there is no threatened action, suit, proceeding, investigation or claim, and, to the Knowledge of the Seller, no event has occurred or circumstance exists that (with or without notice or lapse of time, or both) would reasonably be expected to give rise to or serve as a basis for any action, suit, proceeding, investigation or claim by any Person that claims that the manufacture, use, marketing, sale, offer for sale, importation or distribution of any Product does or could infringe on any patent or other intellectual property rights of any Third Party or constitute misappropriation of any other Person’s trade secrets or other intellectual property rights. To the Knowledge of the Seller, there are no patents issued, and no pending patent applications, owned by any Third Party that, if issued, would limit or prohibit, in any material respect, the manufacture, use or sale of any Product by the Seller, any Counterparty or any of their respective sublicensees.
(h)    Movantik is an AZ Licensed Product, Adynovate is a Baxter Licensed Product and Rebinyn is a Novo Nordisk Factor IX Product (as defined in Section 1(k) of the Novo Settlement Agreement).
(i)    To the Knowledge of the Seller, there is no Person infringing any of the Intellectual Property Rights, nor has the Seller received any notice under any of the License Agreements of infringement of any of the Intellectual Property Rights.
(j)    The Seller and, to the Knowledge of the Seller, each of AZ and Baxter has taken all reasonable precautions to protect the secrecy, confidentiality and/or value of the applicable Know-How.
(k)    The Intellectual Property Rights constitutes all of the intellectual property owned or licensed by the Seller or any of the Seller’s Affiliates that is, to the Seller’s Knowledge, necessary for the sale of the Products. The Seller is the sole and exclusive owner of each of the Patents listed on Schedule 3.11 and each of the inventions claimed in such Patents.
(l)    Within the last seven years, no legal opinion concerning or with respect to any third party intellectual property rights relating to the Products, including any freedom-to-operate, product clearance, patentability or right-to-use opinion, has been delivered to the Seller.
(m)    There is no Person who is or claims to be an inventor under any Patent who is not a named inventor thereof. The list of inventors named in each issued and unexpired Patent listed on Schedule 3.11 is current and complete.
Section 3.12     Regulatory Approval and Marketing

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)    To the Knowledge of the Seller, each Counterparty is in compliance with its obligations to maintain Regulatory Approval for the Products pursuant to the applicable License Agreement.
(b)    To the Knowledge of the Seller, each of the Products has received Regulatory Approval for marketing and distribution for the indications and in the countries listed on Schedule 3.12.
Section 3.13     Counterparty Agreements

(a)    Other than the Transaction Documents, the Related Agreements, the License Agreements, the AZ Consent, the Baxter Consent and the Confidentiality Agreement, there is no contract, agreement or other arrangement (whether written or oral) to which the Seller or any of its Subsidiaries is a party or by which any of their respective assets or properties is bound or committed that affects or otherwise relates to the Purchased Royalties, the License Agreements or the Intellectual Property Rights.
(b)    Attached as Exhibit F-1, F-2, F-3 and F-4 are true, correct and complete copies of the License Agreements. Attached as Exhibit F-5 and F-6 are true and correct copies of the AZ Consent and the Baxter Consent, redacted solely to the extent necessary to permit the Seller to comply with its obligations of confidentiality to certain third parties. The Seller has provided to the Purchaser Representative true, correct and complete copies of (i) all AZ Royalty Reports, Baxter Royalty Reports, and Novo Royalty Reports and (iii) all material notices and correspondence delivered to the Seller by the Counterparties or by the Seller to the Counterparties since January 1, 2018 pursuant to, or relating to, the License Agreements.
(c)    Each of the License Agreements is in full force and effect and is the legal, valid and binding obligation of the Seller and each Counterparty, enforceable against the Seller and each Counterparty in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and general equitable principles. The Seller is not in breach or violation of or in default under any of the License Agreements. There is no event or circumstance that, upon notice or the passage of time, or both, would constitute or give rise to any breach or default in the performance of any of the License Agreements by the Seller or, to the Knowledge of the Seller, any Counterparty.
(d)    The Seller has not waived any rights or defaults under the License Agreements or released any Counterparty, in whole or in part, from any of its obligations under any of the License Agreements. There are no oral waivers or modifications (or pending requests therefor) in respect of any of the License Agreements. Neither the Seller nor any Counterparty has agreed to amend or waive any provision of the License Agreements, and the Seller has not received or submitted any proposal to do so.
(e)    Since the First Commercial Sale of Movantik, the Seller has, to the Knowledge of the Seller, received from AZ the full amount of the AZ Royalties payable in respect of AZ Net Sales of Movantik. Since the First Commercial Sale of Adynovate, the Seller has, to the Knowledge of the Seller, received from Baxter the full amount of the Baxter Royalties payable in respect of Baxter Net Sales of Adynovate. Since the Waiver Date (as defined in Section 1(t) of the Novo Settlement Agreement), the Seller has, to the Knowledge of the Seller, received from Novo Nordisk the full amount of Novo Settlement Royalties payable in respect of Novo Net Sales of Rebinyn. Since the date of the Novo Sublicense Agreement, the Seller has, to the Knowledge of the Seller, received from Baxter the full amount of Novo Sublicense Royalties payable in respect of Net Sales (as defined in the Novo Sublicense Agreement) of the Licensed Product (as defined in the Novo Sublicense Agreement). No event has

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

occurred that would give the Seller or any Counterparty the right to terminate any of the License Agreements or cease paying Royalties under any of the License Agreements. The Seller has not received any notice of an intention by any Counterparty to terminate or breach any of the License Agreements, in whole or in part, or challenging the validity or enforceability of any of the License Agreements or the obligation to pay the Royalties under any of the License Agreements, or alleging that the Seller or any Counterparty is currently in default of its obligations under any of the License Agreements. To the Knowledge of the Seller, there is and has been no default, violation or breach of any Counterparty under any of the License Agreements. The Seller has no intention of terminating any of the License Agreements and has not given any Counterparty any notice of termination of any of the License Agreements, in whole or in part.
(f)    Except as provided in the License Agreements, the Seller is not a party to any agreement providing for any sharing of, or providing for or permitting any right of counterclaim, credit, reduction or deduction by contract or otherwise (a “Royalty Reduction”) or permitting any Set-off against, the Royalties.
(g)    The Seller has not consented to an assignment by any Counterparty of any of such Counterparty’s rights or obligations under any License Agreement, and the Seller does not have Knowledge of any such assignment by any Counterparty. Except as contemplated by Section 2.1(a) and Section 2.1(d), the Seller has not assigned, in whole or in part, and has not granted, incurred or suffered to exist any Lien on, the License Agreements or any of the Seller’s rights, title or interest in or to the Intellectual Property Rights or the Products.
(h)    Neither the Seller nor any Counterparty has made any claim of indemnification under any of the License Agreements.
(i)    The Seller has not exercised its rights to conduct an audit under any of the License Agreements.
(j)    To the Knowledge of the Seller, it has received all amounts owed to it under the License Agreements.
(k)    [***].
(l)    To the Knowledge of the Seller, Baxter has not granted to any other Person any sublicense pursuant to Section 4.2 of the Baxter License Agreement. To the Knowledge of the Seller, AZ has not granted to any other Person any sublicense pursuant to Section 4.2 of the AZ License Agreement.
(m)    To the Knowledge of the Seller, the First Commercial Sale of Adynovate occurred during the month of December, in 2015. To the Knowledge of the Seller, the First Commercial Sale of Movantik occurred during the month of March, in 2015. To the Knowledge of the Seller, the First Commercial Sale of Rebinyn occurred during the fourth calendar quarter of 2017.
Section 3.14     UCC Matters
The Seller’s exact legal name is, and for the preceding 10 years has been, “Nektar Therapeutics”. The Seller’s principal place of business is, and for the preceding 10 years has been, located in the State of California. The Seller’s jurisdiction of organization is, and for the preceding 10 years has been, the State of Delaware. For the preceding 10 years, the Seller has not been the subject of

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

any merger or other corporate or other reorganization in which its identity or status was materially changed, except in each case where it was the surviving or resulting Person.
Section 3.15     Set-off and Other Sources of Royalty Reduction
No Counterparty has exercised, and, to the Knowledge of the Seller, no Counterparty has had the right to exercise, and no event or condition exists that, upon notice or passage of time, or both, would permit any Counterparty to exercise, any Royalty Reduction or Set-off against the Royalties or any other amounts payable to the Seller under any of the License Agreements. To the Knowledge of the Seller, there are no Third Party patents that would provide a basis for a Royalty Reduction. There are no compulsory licenses granted or, to the Knowledge of the Seller, threatened to be granted with respect to the Intellectual Property Rights.
Section 3.16     Margin Stock
The Seller is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no portion of the Purchase Price shall be used by the Seller for a purpose that violates Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
Each Purchaser hereby represents and warrants to the Seller, as of the date hereof, as follows:
Section 4.1     Organization
Such Purchaser is a limited liability partnership duly organized, validly existing and in good standing under the laws of Delaware.
Section 4.2     No Conflicts
The execution and delivery by such Purchaser of any of the Transaction Documents to which such Purchaser is party, the performance by such Purchaser of its obligations hereunder or thereunder or the consummation by such Purchaser of the transactions contemplated hereby or thereby will not (i) contravene, conflict with or violate any term or provision of any of the organizational documents of such Purchaser, (ii) contravene, conflict with or violate, or give any Governmental Authority or other Person the right to exercise any remedy or obtain any relief under, in any material respect, any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which such Purchaser or any of its assets or properties may be subject or bound or (iii) result in a breach or violation of, constitute a default (with or without notice or lapse of time, or both) under, or give any Person any right to exercise any remedy, or accelerate the maturity or performance of, in any material respect, any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which such Purchaser is a party or by which such Purchaser or any of its assets or properties is bound or committed.
Section 4.3     Authorization
Such Purchaser has all necessary trust power and authority to execute and deliver the Transaction Documents to which such Purchaser is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Transaction Documents to which such Purchaser is party and the performance by such Purchaser of its obligations hereunder and thereunder have been duly authorized by such Purchaser. Each of the Transaction Documents to which such Purchaser is party has been duly executed and delivered by such Purchaser. Each of the Transaction Documents to which such Purchaser is party constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles.
Section 4.4     Governmental and Third Party Authorizations
The execution and delivery by such Purchaser of the Transaction Documents to which such Purchaser is party, the performance by such Purchaser of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by, or filing with, any Governmental Authority or any other Person, except for the filing of UCC financing statements, the notice to Baxter contained in the Baxter Instruction and the notice to AZ contained in the AZ Instruction.
Section 4.5     No Litigation
There is no (a) action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal) pending or, to the knowledge of such Purchaser, threatened by or against such Purchaser, at law or in equity, or (b) inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a Governmental Authority pending or, to the knowledge of such Purchaser, threatened against such Purchaser, that, in any case challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by any of the Transaction Documents.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER REPRESENTATIVE
The Purchaser Representative hereby represents and warrants to the Seller, as of the date hereof, as follows:
Section 5.1     Organization
The Purchaser Representative is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware.
Section 5.2     No Conflicts
The execution and delivery by the Purchaser Representative of any of the Transaction Documents to which the Purchaser Representative is party, the performance by the Purchaser Representative of its obligations hereunder or thereunder or the consummation by the Purchaser Representative of the transactions contemplated hereby or thereby will not (i) contravene, conflict with or violate any term or provision of any of the organizational documents of the Purchaser Representative, (ii) contravene, conflict with or violate, or give any Governmental Authority or other Person the right to exercise any remedy or obtain any relief under, in any material respect, any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Purchaser Representative or any of its assets or properties may be subject or bound or (iii) result in a breach or violation of, constitute a default (with or without notice or lapse of time, or both) under, or give any

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Person any right to exercise any remedy, or accelerate the maturity or performance of, in any material respect, any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Purchaser Representative is a party or by which the Purchaser Representative or any of its assets or properties is bound or committed.
Section 5.3     Authorization
The Purchaser Representative has all necessary trust power and authority to execute and deliver the Transaction Documents to which the Purchaser Representative is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents to which the Purchaser Representative is party and the performance by the Purchaser Representative of its obligations hereunder and thereunder have been duly authorized by the Purchaser Representative. Each of the Transaction Documents to which the Purchaser Representative is party has been duly executed and delivered by the Purchaser Representative. Each of the Transaction Documents to which the Purchaser Representative is party constitutes the legal, valid and binding obligation of the Purchaser Representative, enforceable against the Purchaser Representative in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles.
Section 5.4     Governmental and Third Party Authorizations
The execution and delivery by the Purchaser Representative of the Transaction Documents to which the Purchaser Representative is party, the performance by the Purchaser Representative of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by, or filing with, any Governmental Authority or any other Person, except for the filing of UCC financing statements, the notice to Baxter contained in the Baxter Instruction and the notice to AZ contained in the AZ Instruction.
Section 5.5     No Litigation
There is no (a) action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal) pending or, to the knowledge of the Purchaser Representative, threatened by or against the Purchaser Representative, at law or in equity, or (b) inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a Governmental Authority pending or, to the knowledge of the Purchaser Representative, threatened against the Purchaser Representative, that, in any case challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by any of the Transaction Documents.
ARTICLE VI
COVENANTS
The Parties covenant and agree as follows:
Section 6.1     Books and Records; Notices.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)    The Seller shall keep and maintain, or cause to be kept and maintained, at all times, full and accurate books and records adequate to reflect accurately all financial information received and all amounts paid or received under the License Agreements in respect of the Purchased Royalties.
(b)    [***] after receipt by the Seller of (i) (x) notice of the commencement by any Third Party of, or (y) written notice from any Third Party threatening to commence, in either case any action, suit, arbitration proceeding, claim, demand, investigation or other proceeding relating to this Purchase and Sale Agreement, any of the other Transaction Documents, any License Agreement, any transaction contemplated hereby or thereby or the Purchased Royalties (in any case other than any notice contemplated in Section 6.1(e)), or (ii) any other correspondence relating to the foregoing, the Seller shall (A) notify the Purchaser Representative in writing of the receipt of such notice or correspondence and provide the Purchaser Representative with a written summary of all material details thereof and (B) to the extent not prohibited by obligations of confidentiality contained in the License Agreements and Counterparty Consents, if such notice is in writing, furnish the Purchaser Representative with a copy thereof and any materials reasonably related thereto.
(c)    Subject to Sections 6.11(a) and 6.11(b), following the completion of each calendar quarter during the term of this Purchase and Sale Agreement, as promptly as practicable, but in any event no later than [***] after the Seller receives an AZ Royalty Report, a Baxter Royalty Report and a Novo Royalty Report for such calendar quarter, the Seller shall deliver to the Purchaser Representative a true, correct and complete copy of each report in respect of such completed calendar quarter.
(d)    Subject to Sections 6.11(a) and 6.11(b), promptly [***] after receipt by the Seller of any material written notice, certificate, offer, proposal, correspondence, report or other communication relating to any License Agreement, the Intellectual Property Rights, the Purchased Royalties or, except in relation to the Related Agreements, any Product (in any case, other than any notice contemplated by Section 6.1(b) or 6.1(e)), the Seller shall (i) notify the Purchaser Representative in writing of the receipt thereof and provide the Purchaser Representative with a written summary of all material details thereof and (ii) to the extent not prohibited by obligations of confidentiality contained in the License Agreements and Counterparty Consents, furnish the Purchaser Representative with a copy thereof.
(e)    The Seller shall provide the Purchaser Representative with written notice [***] after obtaining Knowledge of any of the following:
(i)    the occurrence of any Bankruptcy Event in respect of the Seller;
(ii)    any material breach or default by the Seller of or under any material covenant, agreement or other provision of any Transaction Document;
(iii)    the Seller, any Counterparty or any other Third Party receiving any notice of audit or regulatory action by the FDA (or foreign equivalent thereof) relating to any of the Products or the Purchased Royalties;
(iv)    any representation or warranty made by the Seller in this Purchase and Sale Agreement or any of the other Transaction Documents (or in any certificate delivered by the Seller to the Purchaser pursuant to this Purchase and Sale Agreement) shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made; or
(v)    the occurrence or existence of any change, effect, event, occurrence, state of facts, development or condition that has had, or would have, a Material Adverse Effect.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(f)    The Seller shall notify the Purchaser Representative in [***] prior to any change in, or amendment or alteration of, the Seller’s (i) legal name, (ii) form or type of organizational structure or (iii) jurisdiction of organization.
(g)    The Seller shall notify the Purchaser Representative in writing [***] after becoming aware that any Purchaser Indemnified Tax may be required with respect to any payment under any License.
Section 6.2     Public Announcement
No Party shall, and each Party shall cause its Affiliates not to, without the prior written consent of the other Parties (which consent shall not be unreasonably withheld or delayed), issue any press release or make any other public disclosure with respect to this Purchase and Sale Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, except if and to the extent that any such release or disclosure is required by Applicable Law, by the rules and regulations of any securities exchange or market on which any security of such Party may be listed or traded or by any Governmental Authority of competent jurisdiction, in which case, the Party proposing to issue such press release or make such public disclosure shall, to the extent reasonably practicable, (a) provide to the other Parties a copy of such proposed release or disclosure and (b) consider in good faith any comments or changes that the other Party may propose or suggest; provided that a Party may freely make any public disclosure identical to a disclosure previously reviewed by the other Party in accordance with the foregoing clauses (a) and (b). Notwithstanding the foregoing, the Purchaser and the Purchaser Representative understand and agree that the Seller intends to file with the SEC a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Purchase and Sale Agreement and the other Transaction Documents and some or all of the Transaction Documents as exhibits thereto or to another filing with the SEC, provided, that the Seller shall (a) provide to the Purchaser Representative a draft of such filings with the SEC and (b) consider in good faith any comments or changes that the Purchaser Representative may propose or suggest. The Seller and the Purchaser Representative shall jointly prepare a press release for dissemination promptly following the Closing, such press release to be agreed upon by the Purchaser Representative and the Seller.
Section 6.3     Further Assurances

(a)    Subject to the terms and conditions of this Purchase and Sale Agreement, each Party shall execute and deliver such other documents, certificates, instruments, agreements and other writings, take such other actions and perform such additional acts under Applicable Law as may be reasonably requested by the other Party and necessary to implement expeditiously the transactions contemplated by, and to carry out the purposes and intent of the provisions of, this Purchase and Sale Agreement and the other Transaction Documents, including to (i) perfect the sale, contribution, assignment, transfer, conveyance and granting of the Purchased Royalties to the Purchaser pursuant to this Purchase and Sale Agreement, (ii) perfect, protect, more fully evidence, vest and maintain in the Purchaser good, valid and marketable rights and interests in and to the Purchased Royalties free and clear of all Liens (other than Liens under the Transaction Documents), (iii) create, evidence and perfect the Purchaser’s back-up security interest granted pursuant to Section 2.1(d) and (iv) enable the Purchaser to exercise or enforce any of the Purchaser’s rights under any Transaction Document to which the Purchaser is party.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(b)    The Seller, the Purchasers and the Purchaser Representative shall cooperate and provide assistance as reasonably requested by any other Party, at the expense of such other Party (except as otherwise set forth herein), in connection with any litigation, arbitration, investigation or other proceeding (whether threatened, existing, initiated or contemplated prior to, on or after the Closing Date) to which the other Party, any of its Affiliates or controlling persons or any of their respective officers, directors, managers, employees or controlling persons is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interest, in each case relating to any Transaction Document, the transactions contemplated hereby or thereby or the Purchased Royalties, but in all cases excluding any litigation brought by the Seller (for itself or on behalf of any Seller Indemnified Party) against the Purchaser or the Purchaser Representative or brought by the Purchaser or the Purchaser Representative (in each case, for itself or on behalf of any Purchaser Indemnified Party) against the Seller.
(c)    The Seller shall use its commercially reasonable efforts to comply with all Applicable Laws with respect to the Transaction Documents, the License Agreements and the Purchased Royalties, except where compliance therewith is being contested by the Seller in good faith by appropriate proceedings.
(d)    The Seller shall not enter into any contract, agreement or other legally binding arrangement (whether written or oral), or grant any right to any other Person, in any case that would reasonably be expected to conflict with the Transaction Documents or serve or operate to limit, circumscribe or alter any of the Purchaser’s rights under the Transaction Documents (or the Purchaser’s ability to exercise any such rights).
(e)    Promptly following the Closing, the Seller shall pay all commissions and broker’s fees owed to Morgan Stanley & Co. LLC by the Seller in connection with the transactions contemplated by this Purchase and Sale Agreement.
Section 6.4     Payments on Account of the Purchased Royalties

(a)    If, notwithstanding the terms of the Counterparty Instructions and the Escrow Agreement, any Counterparty, any of its Affiliates, any of its sublicensees, or any other Person makes any future payment of the Purchased Royalties to the Seller or any of its Subsidiaries, then (i) such amount shall be held by the Seller (or such Subsidiary) in trust for the benefit of the Purchaser, (ii) the Seller (or such Subsidiary) shall have no right, title or interest whatsoever in such portion of such payment and shall not create or suffer to exist any Lien thereon and (iii) the Seller (or such Subsidiary) [***], shall remit such portion of such payment to the Purchaser Account pursuant to Section 6.4(b) in the exact form received with all necessary endorsements.
(b)    All payments required to be made to the Purchaser pursuant to this Purchase and Sale Agreement shall be made by wire transfer of immediately available funds, without Set-off or deduction or withholding for or on account of any Taxes (except as required by Applicable Law), to the account provided by the Purchaser Representative in writing (or to such other account as the Purchaser Representative shall notify the Seller in writing from time to time) (the “Purchaser Account”).
(c)    If, notwithstanding the terms of the Counterparty Instructions and the Escrow Agreement, any Counterparty, any of its Affiliates, any of its sublicensees or any other Person makes any payment to the Purchaser that does not consist entirely of Purchased Royalties, then (i) the portion of such payment

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

that does not constitute Purchased Royalties shall be held by the Purchaser in trust for the benefit of the Seller, (ii) the Purchaser shall have no right, title or interest whatsoever in such payment and shall not create or suffer to exist any Lien thereon and (iii) the Purchaser [***], shall remit such payment to the Seller Account pursuant to Section 6.4(d) in the exact form received with all necessary endorsements.
(d)    The Purchaser shall make all payments required to be made by it to the Seller pursuant to this Purchase and Sale Agreement by wire transfer of immediately available funds, without Set-off or deduction or withholding for or on account of any Taxes (except as required by Applicable Law) to the account set forth on Exhibit G (or to such other account as the Seller shall notify the Purchaser Representative in writing from time to time) (the “Seller Account”).
(e)    If any Counterparty takes any Set-off against the Purchased Royalties (other than for any prior overpayment of Purchased Royalties actually made to the Purchaser) for any liability, debt or other obligation that the Seller owes or allegedly owes to such Counterparty, then the Seller shall cause the amount of such Set-off to be paid [***] following such Set-off to the Purchaser Account. If such Counterparty subsequently makes a payment to the Purchaser in respect of a Set-off previously taken against the Purchased Royalties and the Seller previously made a payment to the Purchaser in the amount of such Set-off pursuant to the foregoing sentence, then the Purchaser shall [***], pay to the Seller the amount of such payment.
Section 6.5     License Agreements

(a)    The Seller (i) shall perform and comply with in all material respects its obligations under the License Agreements, (ii) shall not, except as Mutually Agreed, (A) forgive, release or compromise any Purchased Royalties payable by the applicable Counterparty under any License Agreement, or (B) amend, modify, supplement, restate, waive, cancel or terminate (or consent to any cancellation or termination of), in whole or in part, any provision of or right under any License Agreement, (iii) shall not, except as Mutually Agreed, enter into any new contract, agreement or legally binding arrangement in respect of the Purchased Royalties, the Intellectual Property Rights or, except in relation to the Related Agreements, the Products, and (iv) shall not agree to do any of the foregoing. The Seller shall [***] deliver to the Purchaser Representative copies of all fully-executed or definitive writings related to the matters set forth in clauses (ii), (iii) and (iv) of the immediately preceding sentence.
(b)    Except as otherwise expressly set forth in this ARTICLE V and except as Mutually Agreed, the Seller shall not grant or withhold any consent, exercise or waive any right or option, fail to exercise any right or option or deliver to any Counterparty any notice under any License Agreement. The Seller shall [***] deliver to the Purchaser Representative copies of all fully-executed or definitive writings related to the matters set forth in the immediately preceding sentence.
(c)    [***] after (i) receiving (x) notice from any Counterparty, including any notice terminating any License Agreement (in whole or in part), alleging any breach of or default under any License Agreement by the Seller related to the Purchased Royalties, or any other material breach or default, or asserting the existence of any facts, circumstances or events that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a breach of or default under any License Agreement by the Seller related to the Purchased Royalties, or any other material breach or default, or the right to terminate any License Agreement (in whole or in part) by such Counterparty, or (y) any other correspondence relating

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

to the foregoing, or (ii) the Seller otherwise has Knowledge of any fact, circumstance or event that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a breach of or default under any License Agreement by the Seller related to the Purchased Royalties, or any other material breach or default, or the right to terminate any License Agreement (in whole or in part) by any Counterparty, in each case the Seller shall (A) (x) give written notice thereof to the Purchaser Representative and provide the Purchaser Representative with a written summary of all material details thereof, (y) to the extent not prohibited by obligations of confidentiality contained in the License Agreements and Counterparty Consents, include a copy of any written notice received from such Counterparty, and (z) in the case of any such breach or default or alleged breach or default by the Seller, describe in reasonable detail any corrective action the Seller proposes to take in respect of such breach or default, and (B) in the case of any such breach or default or alleged breach or default by the Seller, use commercially reasonable efforts to cure such breach or default and give written notice to the Purchaser Representative upon curing such breach or default; provided, however, that, if the Seller fails to promptly cure any such breach or default, without limiting any other rights it may have, the Purchaser Representative shall, on behalf of the Purchasers and upon written notice to the Seller and to the extent permitted by the License Agreements, be entitled to take any and all actions the Purchaser Representative considers reasonably necessary to promptly cure such breach or default, and the Seller shall cooperate with the Purchaser Representative for such purpose and reimburse the Purchaser Representative, [***] following demand, for all out-of-pocket costs and expenses incurred by the Purchaser Representative in connection therewith.
(d)    Promptly after the Seller obtains Knowledge of any actual or alleged breach of or default that relates to the Purchased Royalties or any other actual or alleged material breach of or default under any License Agreement by the applicable Counterparty (each, a “Defaulting Party”) or of the existence of any facts, circumstances or events that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to any such breach of or default or the right to terminate any License Agreement (in whole or in part) by the Seller, in each case the Seller shall [***] give written notice thereof to the Purchaser Representative and provide the Purchaser Representative with a written summary of all material details thereof and act as Mutually Agreed to take such permissible actions (including commencing legal action against the Defaulting Party and the selection of legal counsel reasonably satisfactory to the Purchaser Representative) to enforce compliance by the Defaulting Party with the relevant provisions of the applicable License Agreement and to exercise any or all of the Seller’s rights and remedies, whether under such License Agreement or by operation of law, with respect thereto. If the Seller is required to act as directed by the Purchaser Representative pursuant to this Section 6.5(d), then the Purchaser shall reimburse the Seller, promptly on demand, for all out-of-pocket costs and expenses (including the reasonable fees and expenses of the Seller’s counsel) incurred by the Seller in connection with the Seller’s actions and exercise of rights and remedies pursuant to clause (ii) of the immediately preceding sentence; provided, however, that such out-of-pocket costs and expenses (including the reasonable fees and expenses of the Seller’s counsel) shall be borne by the Seller if (x) such breach, default or termination event or alleged breach, default or termination event results from a breach of or default under any License Agreement by the Seller or (y) the Seller acts without or contrary to the Purchaser Representative’s direction. The Purchaser Representative shall, except to the extent prohibited by the obligations of confidentiality contained in the License Agreements and Counterparty Consents, have the right, at its sole cost and expense, to attend (or, if the Seller is required to act as directed by the Purchaser Representative pursuant to this Section 6.5(d), participate in) any meeting, discussion, action, suit or other proceeding relating to any such breach, default or termination event or alleged breach, default or termination event, including any counterclaim, settlement discussions or meetings; provided, however, that the Purchaser Representative shall have no such right to attend or participate, as applicable, if the exercise thereof

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

would adversely affect the maintenance by the Seller of any applicable attorney-client privilege (and, in such event, the Parties agree to use commercially reasonable efforts to effect such other arrangements to preserve such privilege, including negotiating to enter into a mutually-acceptable joint defense agreement). Notwithstanding anything to the contrary contained in this ARTICLE V, nothing herein shall prevent, restrict or limit the Purchaser Representative, on behalf of the Purchasers, from directly enforcing, at the Purchaser Representative’s sole cost and expense, a Defaulting Party’s payment obligations in respect of the Purchased Royalties with counsel selected by the Purchaser Representative in its sole discretion; provided, however, that the Seller shall, except to the extent prohibited by obligations of confidentiality contained in the License Agreements and Counterparty Consents, make available its relevant records and personnel to the Purchaser Representative in connection with any such enforcement and provide reasonable assistance and authority to file and bring any legal action in connection therewith, including, if required, being joined as a party plaintiff, and the Purchaser Representative shall reimburse the Seller, promptly on demand, for all out-of-pocket costs and expenses incurred by the Seller in connection therewith, (x) unless the Defaulting Party’s breach, default or termination event or alleged breach, default or termination event results from a breach of or default under any License Agreement by the Seller or (y) the Seller acts without or contrary to the Purchaser Representative’s direction in respect of any such breach or default or alleged breach or default (if the Seller is required to act as directed by the Purchaser Representative pursuant to this Section 6.5(d)).
(e)    Patent Prosecution, Enforcement and Defense.
(i)    To the extent required or permitted by the applicable License Agreements and Counterparty Consents, the Seller shall take any and all actions, and prepare, execute, deliver and file any and all agreements, documents and instruments, that are reasonably necessary or desirable to diligently preserve and maintain the applicable Intellectual Property Rights, including payment of maintenance fees or annuities. In connection with any actions or decisions by the Seller not to act in respect of matters contemplated by the foregoing sentence, to the extent such action or decision would reasonably be expected to have a Material Adverse Effect, the Seller shall provide advance written notice of all such actions or decisions not to act in order to consult with the Purchaser Representative , and the Seller shall, in good faith, give due consideration to any reasonable suggestions of, the Purchaser Representative .
(ii)    To the extent required or permitted by the applicable License Agreements and Counterparty Consents and as Mutually Agreed, the Seller shall (A) diligently defend (and enforce) the applicable Intellectual Property Rights against infringement or interference by any other Person, and against any claims of invalidity or unenforceability, in any jurisdiction (including by bringing any legal action for infringement or defending any counterclaim of invalidity or action of any other Person for declaratory judgment of non-infringement or non-interference) and (B) when available in respect of any applicable Licensed Product, obtain patents and any corrections, substitutions, reissues and reexaminations thereof and obtain patent term extensions and any other forms of patent term restoration in any country. In connection with the Seller’s actions or decisions not to act in respect of matters contemplated by the foregoing sentence, the Seller shall provide advance written notice of all such actions or decisions not to act in order to consult with the Purchaser Representative, if applicable, and, if applicable, allow the Purchaser Representative sufficient time to issue instructions. The Seller shall [***] provide to the Purchaser Representative a copy of any written notice or other documentation received in connection with any such legal action, suit or other proceeding.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(iii)    The Seller shall, except to the extent prohibited by obligations of confidentiality contained in the License Agreements and Counterparty Consents, [***] after receipt thereof, provide to the Purchaser Representative a copy of all substantive written notices or other documentation relating to the patentability, enforceability, validity, scope or term of the Patents, and shall provide the Purchaser Representative with a copy of drafts of any written material proposed to be filed in response thereto.
(iv)    The Parties shall bear their own costs and expenses in connection with the actions pursuant to this Section 6.5; provided that the Purchaser Representative shall reimburse the Seller, promptly on demand, for [***] of all reasonable out of pocket costs and expenses (including the reasonable fees and expenses of the Seller’s counsel) incurred by the Seller in connection with any actions the Seller is instructed to take by the Purchaser Representative pursuant to Section 6.5(e)(ii).
(v)    The Seller shall not disclaim or abandon, or fail to take any Commercially Reasonable Action necessary or desirable to prevent the disclaimer or abandonment of, any Intellectual Property Rights.
(f)    Except in connection with any assignment by the Seller of its rights and a delegation by the Seller of its obligations under this Purchase and Sale Agreement pursuant to and in accordance with Section 11.5, the Seller shall not dispose of, assign or otherwise transfer, in whole or in part, any License Agreement, the Purchased Royalties or any of the Seller’s right, title or interest in or to the applicable Intellectual Property Rights. The Seller shall not grant any Lien on the Intellectual Property Rights or the License Agreements.
Section 6.6     Termination of the License Agreements.
(a)    Without limiting the provisions of Section 6.5 or any other rights or remedies the Purchaser may have under this Purchase and Sale Agreement, if AZ terminates or provides written notice of termination of the AZ License Agreement or the AZ License Agreement otherwise terminates (whether in whole or in part in respect of any AZ Licensed Product in any country), in any case during the AZ Royalty Term, then the Seller shall have the exclusive right, following the effective date of such termination, and shall use Commercially Reasonable Efforts to negotiate a license with a Third Party under the AZ Intellectual Property Rights for such Third Party to make, have made, use, import, offer for sale and sell AZ Licensed Products for any purpose that AZ would have been permitted to make, have made, use, import, offer for sale and sell AZ Licensed Products under the AZ License Agreement (and, if such termination is only in part in respect of a AZ Licensed Product in a particular country (and not in whole), such license (x) shall apply only to such country and (y) shall not apply to any product that would have constituted a AZ Licensed Product under the AZ License Agreement other than the AZ Licensed Product that was the subject of such termination), which license shall (i) become effective not earlier than the effective date of such termination, (ii) expire not later than the last day of the AZ Royalty Term (and, if such termination is only in part in respect of a AZ Licensed Product in a particular country (and not in whole), the AZ Royalty Term shall be such term that is applicable under the AZ License Agreement for such AZ Licensed Product in such country) and (iii) include terms, conditions and limitations that are not materially less favorable to the Seller, taking into account the sale of the Purchased Royalties pursuant to the Transaction Documents, than those contained in the AZ License Agreement, including with respect to obligations and costs imposed on the Seller, disclaimers of the Seller’s liability, intellectual property ownership and control and indemnification of the Seller (any such license, a “AZ New Arrangement”).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The Seller shall consult and reasonably consider any comments from the Purchaser Representative with respect to such negotiation of an AZ New Arrangement.
(b)    Without limiting the provisions of Section 6.5 or any other rights or remedies the Purchaser may have under this Purchase and Sale Agreement, if Baxter terminates or provides written notice of termination of the Baxter License Agreement or the Novo Sublicense Agreement or the Baxter License Agreement or the Novo Sublicense Agreement otherwise terminates, other than in violation of this Purchase and Sale Agreement, then the Seller shall have the exclusive right, following the effective date of such termination, and shall use Commercially Reasonable Efforts to negotiate a license with a Third Party under the Baxter Intellectual Property Rights for such Third Party to make, have made, use, import, offer for sale and sell the Baxter Licensed Products for any purpose that Baxter would have been permitted to make, have made, use, import, offer for sale and sell Baxter Licensed Products under the Baxter License Agreement or the Novo Sublicense Agreement, which license shall (i) become effective not earlier than the effective date of such termination, (ii) expire not later than the last day of the Baxter Royalty Term (for purposes of this clause (ii), the Baxter Royalty Term shall be determined assuming that the Baxter License Agreement had not been terminated) and (iii) include terms, conditions and limitations that are not materially less favorable to the Seller, taking into account the sale of the Purchased Royalties pursuant to the Transaction Documents, than those contained in the Baxter License Agreement or the Novo Sublicense Agreement, including with respect to obligations and costs imposed on the Seller, disclaimers of the Seller’s liability, intellectual property ownership and control and indemnification of the Seller (any such license, a “Baxter New Arrangement”). The Seller shall consult and reasonably consider any comments from the Purchaser Representative with respect to such negotiation of a Baxter New Arrangement.
(c)    Without limiting the provisions of Section 6.5 or any other rights or remedies the Purchaser may have under this Purchase and Sale Agreement, if the Novo Settlement Agreement terminates, other than in violation of this Purchase and Sale Agreement, then the Seller shall have the exclusive right, following the effective date of such termination, and shall use Commercially Reasonable Efforts to negotiate a license with a Third Party under the Novo Patents for such Third Party to make, have made, use, import, offer for sale and sell the Novo Nordisk Factor IX Product for any purpose that Novo Nordisk would have been permitted to make, have made, use, import, offer for sale and sell Novo Nordisk Factor IX Product under the Novo Settlement Agreement, which license shall (i) become effective not earlier than the effective date of such termination, (ii) expire not later than the last day of the Novo Royalty Term (for purposes of this clause (ii), the Novo Royalty Term shall be determined assuming that the Novo Settlement Agreement had not been terminated) and (iii) include terms, conditions and limitations that are not materially less favorable to the Seller, taking into account the sale of the Purchased Royalties pursuant to the Transaction Documents, than those contained in the Novo Settlement Agreement, including with respect to obligations and costs imposed on the Seller, disclaimers of the Seller’s liability, intellectual property ownership and control and indemnification of the Seller (any such license, a “Novo New Arrangement”). The Seller shall consult and reasonably consider any comments from the Purchaser Representative with respect to such negotiation of a Novo New Arrangement.
(d)    Should the Seller identify any New Arrangement pursuant to Section 6.6(a), 6.6(b) or 5.6(c), the Seller agrees to promptly duly execute and deliver a new license agreement effecting such New Arrangement that satisfies the foregoing requirements.
Section 6.7     Audits

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(a)    The Seller shall not, without first consulting the Purchaser Representative, cause an inspection or audit of any Counterparty’s books and records to be conducted pursuant to and in accordance with Section 10.2 of the Baxter License Agreement, Section 7.14 of the AZ License Agreement, Section 6(c)(iv) of the Novo Settlement Agreement or Section 3.9 of the Novo Sublicense Agreement, as the case may be. From time to time, but not more frequently than once per calendar year, the Purchaser Representative may request the Seller to, and the Seller shall, cause an inspection or audit of any Counterparty’s books and records in respect of the Purchased Royalties to be conducted pursuant to and in accordance with Section 10.2 of the Baxter License Agreement, Section 7.14 of the AZ License Agreement, Section 6(c)(iv) of the Novo Settlement Agreement or Section 3.9 of the Novo Sublicense Agreement, as the case may be. The Seller shall retain the exclusive right to inspect and audit each Counterparty’s books and records at any time and from time to time at its sole discretion for payments relating to periods prior to the Royalties Commencement Date (any such audit, a “Past Period Audit”). For the purposes of exercising the Purchaser Representative’s rights pursuant to this Section 6.7(a) in respect of the Baxter License Agreement, the AZ License Agreement or the Novo Sublicense Agreement, the Seller shall appoint such public accounting firm of nationally recognized standing as the Purchaser Representative shall select for such purpose (it being understood and agreed that any such public accounting firm shall, pursuant to Section 10.2 of the Baxter License Agreement, Section 7.14 of the AZ License Agreement or Section 3.9 of the Novo Sublicense Agreement, be reasonably acceptable to Baxter or AZ, respectively). For the purposes of exercising the Purchaser Representative’s rights pursuant to this Section 6.7(a) in respect of the Novo Settlement Agreement, the Seller shall appoint such public accounting firm(s) as the Purchaser Representative shall select from the list set forth in Section 6(c)(iv) of the Novo Settlement Agreement. The Seller and the Purchaser Representative agree that all of the expenses of, and amounts payable to AZ, Baxter or Novo Nordisk, as the case may be, as a result of any inspection or audit carried out at the request of the Purchaser Representative pursuant to this Section 6.7(a) that would otherwise be borne by the Seller pursuant to the applicable License Agreement shall instead be borne by the Purchaser Representative and reimbursed to the Seller promptly on demand, including such reasonable fees and expenses of such public accounting firm as are to be borne by the Seller pursuant to Section 10.2 of the Baxter License Agreement, Section 7.14(b) of the AZ License Agreement, Section 6(c)(iv)(H) of the Novo Settlement Agreement or Section 3.9 of the Novo Sublicense Agreement, as the case may be, together with the Seller’s out-of-pocket costs and expenses incurred in connection with such inspection or audit; provided, that the Purchaser Representative shall be reimbursed by the Seller for any such fees and expenses to the extent the Seller is entitled to receive reimbursement from AZ, Baxter or Novo Nordisk, as the case may be; provided, further, that, for the avoidance of doubt, any audit caused by the Seller pursuant to the first sentence of this Section 6.7(a) or any Past Period Audit shall not be deemed to be carried out at the request of the Purchaser Representative and the Purchaser Representative shall have no obligation to reimburse the Seller, pursuant to this sentence, for any fees, costs or expenses incurred by the Seller in connection therewith. The Seller shall, to the extent not prohibited by obligations of confidentiality contained in the License Agreement pursuant to which an inspection or audit in respect of the Purchased Royalties is conducted, [***] furnish to the Purchaser Representative any inspection or audit report prepared in connection with such inspection or audit.
(b)    In the event that any inspection or audit conducted pursuant to Section 6.7(a) uncovers that the amounts actually paid to the Purchaser for any period in respect of the Purchased Royalties were greater than the amounts that should have been paid to the Purchaser for such period in respect of the Purchased Royalties, the Purchaser Representative shall cause the amount of such overpayment to be paid to the applicable Counterparty [***] after delivery to the Purchaser Representative, pursuant to Section 6.7(a), of the applicable inspection or audit report or certificate, as the case may be, showing such

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

overpayment. In the event that any inspection or audit conducted pursuant to Section 6.7(a) uncovers that the amounts actually paid to the Purchaser for any period in respect of the Purchased Royalties were less than the amounts that should have been paid to the Purchaser for such period in respect of the Purchased Royalties, the Seller shall cooperate and provide assistance as reasonably requested by the Purchaser Representative to cause the amount of such underpayment to be paid to the Purchaser by the applicable Counterparty in accordance with the timeframe set forth in the applicable License Agreement promptly after delivery to the Purchaser Representative, pursuant to Section 6.7(a), of the applicable inspection or audit report or certificate, as the case may be, showing such underpayment.
Section 6.8     [***].
Section 6.9     Tax Matters.
(a)    All payments to the Purchaser under this Purchase and Sale Agreement shall be made without any deduction or withholding for or on account of any Tax unless required by Applicable Law; provided that, if deduction or withholding for or on account of any Purchaser Indemnified Tax is required by Applicable Law to be made, and is made, from any payment to Purchaser under this Purchase and Sale Agreement, then the Seller shall, [***] after such deduction or withholding is made, make a payment to the Purchaser so that, after all such required deductions and withholdings are made by any applicable withholding agent (including any deductions and withholdings required with respect to any additional payments under this Section 6.9(a)), the Purchaser receives an amount equal to the amount that it would have received had no withholding of such Purchaser Indemnified Taxes been made.
(b)    The Seller shall notify the Purchaser Representative in writing [***] following the receipt of any written notification by any Counterparty or by an Affiliate of such Counterparty that such Counterparty intends to make any Permitted Tax Withholding. The Seller shall, upon the reasonable request of the Purchaser Representative and at the Purchaser Representative’s expense, reasonably cooperate with the Purchaser Representative and use its commercially reasonable efforts to make such filings and take such other actions as may be reasonably necessary and specified by the Purchaser Representative in order to allow an exemption from or reduction of any Permitted Tax Withholding.
(c)    The Parties agree not to take any position that is inconsistent with the provisions of Section 2.1(b) on any Tax return or in any Tax audit or other administrative or judicial proceeding unless required by law. If there is an inquiry by any Governmental Authority of the Seller, the Purchaser or the Purchaser Representative related to the treatment described in Section 2.1(b), the Parties shall cooperate with each other in responding to such inquiry in a commercially reasonable manner that is consistent with Section 2.1(b).
(d)    If a Purchaser is entitled to additional amounts pursuant to Section 6.9(a), then such Purchaser shall use commercially reasonable efforts to assign its rights and obligations hereunder to an Affiliate, if, in the reasonable judgment of such Purchaser, such assignment (i) would eliminate or reduce any additional amounts payable pursuant to Section 6.9(a) in the future and (ii) would not subject such Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Purchaser.  The Seller hereby agrees to pay all reasonable costs and expenses incurred by such Purchaser in connection with any such assignment.
Section 6.10     Existence
The Seller shall (a) preserve and maintain its existence (provided, however, that nothing in this Section 6.10 shall prohibit the Seller from entering into any merger or consolidation with, or selling or

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

otherwise transferring all or substantially all of its assets to, any other Person if the Seller is the continuing or surviving entity or if the surviving or continuing or acquiring entity assumes (either expressly or by operation of law) all of the obligations of the Seller under the Transaction Documents), (b) preserve and maintain its rights, franchises and privileges unless failure to do any of the foregoing would not have a Material Adverse Effect, (c) qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such qualifications would have a Material Adverse Effect, including appointing and employing such agents or attorneys in each jurisdiction where it shall be necessary to take action under this Purchase and Sale Agreement, and (d) comply with its organizational documents, except, in the case of this clause (d), for any non-compliance that would not have a Material Adverse Effect.
Section 6.11     Novo Consent; Baxter Consent Amendment; Licensee Confirmations
(a)    Following the Closing, the Seller shall use commercially reasonable efforts to obtain from Novo Nordisk an executed copy of the Novo Consent; provided that the Seller shall not agree to any material changes to the Novo Consent without the prior consent of the Purchaser Representative (not to be unreasonably withheld, conditioned or delayed). If the Seller shall fail to obtain and deliver to the Purchaser Representative an executed copy of the Novo Consent, then solely to the extent the Novo Settlement Royalties are not received by the Purchaser (other than by reason of breach or negligence by the Escrow Agent, or breach by the Purchaser Representative, under the Escrow Agreement), the Seller shall [***] make each payment to the Purchaser otherwise due to the Purchaser hereunder such that the Purchaser receives the full amount of such Novo Settlement Royalties that would have been payable to the Purchaser had such Novo Consent been obtained. Prior to the Seller’s delivery of, or in the event of the failure of the Seller to obtain, an executed copy of the Novo Consent, such that delivery by the Seller to the Purchaser Representative of (a) the quarterly royalty reports made pursuant to Section 6(c)(i) of the Novo Settlement Agreement or (b) material written notices, certificates, offers, proposals, correspondence, reports or other communications delivered pursuant to the Novo Settlement Agreement relating to the Novo Settlement Agreement, the Novo Patents, the Purchased Royalties or Rebinyn would constitute a breach by the Seller of its confidentiality obligations under the Novo Settlement Agreement, the Seller shall deliver to the Purchaser Representative [***], a written summary, certified by an officer of the Seller and to the extent providing such summary is not itself a Confidentiality Breach, of all information contained in such communication that Seller reasonably believes is material (a “Material Summary”). If Seller is advised in writing by its counsel that providing the Purchaser Representative such Material Summary will constitute a breach by the Seller of its confidentiality obligations (a “Confidentiality Breach”) under the Novo Settlement Agreement, then the Seller shall paraphrase or otherwise describe the substance for the Purchaser Representative of such communication to the maximum extent possible, as the Seller is advised in writing by its counsel, without causing a Confidentiality Breach under the Novo Settlement Agreement (“Permissible Summary Disclosure”).
(b)    Following the Closing, the Seller shall use commercially reasonable efforts to obtain from Baxter an executed copy of the Baxter Consent Amendment; provided that the Seller shall not agree to any material changes to the Baxter Consent Amendment without the prior consent of the Purchaser Representative (not to be unreasonably withheld, conditioned or delayed). If the Seller shall fail to obtain and deliver to the Purchaser Representative an executed copy of the Baxter Consent Amendment, then solely to the extent the Novo Sublicense Royalties are not received by the Purchaser (other than by reason of breach or negligence by the Escrow Agent, or breach by the Purchaser Representative, under the Escrow Agreement), the Seller shall [***] make each payment to the Purchaser otherwise due to the

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Purchaser hereunder such that the Purchaser receives the full amount of such Novo Sublicense Royalties that would have been payable to the Purchaser had such Baxter Consent Amendment been obtained. Prior to the Seller’s delivery of, or in the event of the failure of the Seller to obtain, an executed copy of the Baxter Consent Amendment, such that delivery by the Seller to the Purchaser Representative of (a) the quarterly royalty reports made pursuant to Section 3.6 of the Novo Sublicense Agreement or (b) material written notices, certificates, offers, proposals, correspondence, reports or other communications delivered pursuant to the Novo Sublicense Agreement relating to the Novo Sublicense Agreement, the Licensed Patents (as defined in the Novo Sublicense Agreement), the Purchased Royalties or any Licensed Product (as defined in the Novo Sublicense Agreement) would constitute a breach by the Seller of its confidentiality obligations under the Novo Sublicense Agreement, the Seller shall deliver to the Purchaser [***], a Material Summary, certified by an officer of the Seller and to the extent providing such summary is not itself a Confidentiality Breach under the Novo Sublicense Agreement, of all information contained in such communication that Seller reasonably believes is material. If Seller is advised in writing by its counsel that providing the Purchaser Representative such Material Summary will constitute a Confidentiality Breach, then the Seller shall provide a Permissible Summary Disclosure to the Purchaser Representative.
(c)    Following the Closing, the Seller shall use commercially reasonable efforts to obtain from Baxter an executed copy of the Baxter Confirmation; provided that the Seller shall not agree to any material changes to the Baxter Confirmation without the prior consent of the Purchaser Representative (not to be unreasonably withheld, conditioned or delayed). If the Seller shall fail to obtain and deliver to the Purchaser Representative an executed copy of the Baxter Confirmation, then solely to the extent the Baxter Royalties are not received by the Purchaser (other than by reason of breach or negligence by the Escrow Agent, or breach by the Purchaser Representative, under the Escrow Agreement), the Seller shall [***] make each payment to the Purchaser otherwise due to the Purchaser hereunder such that the Purchaser receives the full amount of such Baxter Royalties that would have been payable to the Purchaser had the Baxter Confirmation been obtained.
(d)    Following the Closing, the Seller shall use commercially reasonable efforts to obtain from AZ an executed copy of the AZ Confirmation; provided that the Seller shall not agree to any material changes to the AZ Confirmation without the prior consent of the Purchaser Representative (not to be unreasonably withheld, conditioned or delayed). If the Seller shall fail to obtain and deliver to the Purchaser Representative an executed copy of the AZ Confirmation, then solely to the extent the AZ Royalties are not received by the Purchaser (other than by reason of breach or negligence by the Escrow Agent, or breach by the Purchaser Representative, under the Escrow Agreement), the Seller shall [***] make each payment to the Purchaser otherwise due to the Purchaser hereunder such that the Purchaser receives the full amount of such AZ Royalties that would have been payable to the Purchaser had the AZ Confirmation been obtained.
ARTICLE VII
THE CLOSING
Section 7.1     Closing
The closing of the transactions contemplated hereby (the “Closing”) shall take place at 9:00 a.m., Eastern Standard Time, on the tenth (10th) Business Day following the date hereof, subject to the conditions set forth in Sections 7.2 and 7.3 being satisfied (the “Closing Date”) at the offices of Goodwin Procter LLP located at 100 Northern Avenue, Boston, MA 02210, or on such other date, at such other time or at such other place, in each case as the Parties mutually agree.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Section 7.2     Closing Deliverables of the Seller
(a)     At the Closing, Seller shall deliver or cause to be delivered to the Purchaser the following:
(a)    the Bill of Sale duly executed by the Seller;
(b)    each of the Counterparty Instructions duly executed by the Seller;
(c)    an opinion of Goodwin Procter LLP, substantially in the form attached hereto as Exhibit H;
(d)    a duly executed counterpart to the Escrow Agreement;
(e)    a certificate of an executive officer of the Seller dated as of the Closing Date and: (ii) attaching copies, certified by such officer as true and complete, of (x) the organizational documents of the Seller and (y) resolutions of the governing body of the Seller authorizing and approving the execution, delivery and performance by the Seller of the Transaction Documents and the transactions contemplated hereby and thereby, (iii) setting forth the incumbency of the officer or officers of the Seller who have executed and delivered the Transaction Documents, including therein a signature specimen of each such officer or officers and (iv) attaching a copy, certified by such officer as true and complete, of a good standing certificate of the appropriate Governmental Authority of the Seller’s jurisdiction of organization, stating that the Seller is in good standing under the laws of such jurisdiction; and
(f)    the AZ Financing Statement, the Baxter Financing Statement and the Novo Financing Statement, to create, evidence and perfect the sale, assignment, transfer, conveyance and grant of the Purchased Royalties pursuant to Section 2.1 and the back-up security interest granted pursuant to Section 2.1(d).
Section 7.3      Closing Deliverables of the Purchaser and Purchaser Representative
At the Closing, the Purchaser Representative shall deliver or cause to be delivered to the Seller the following:
(a)    the Bill of Sale duly executed by each Purchaser;
(b)    a valid, true and properly executed IRS Form W-9 or applicable IRS Form W-8 (or any applicable successor form) for each Purchaser certifying that such Purchaser is exempt from United States federal withholding tax with respect to any and all payments made to such Purchaser in respect of the Purchased Royalties;
(c)    counterparts to the Escrow Agreement, duly executed by each Purchaser and the Purchaser Representative;
(d)    the Purchase Price in accordance with Section 2.2; and
(e)    a certificate of an executive officer of the Purchaser Representative dated as of the Closing Date and setting forth the incumbency of the officer or officers of each Purchaser and the Purchaser Representative who have executed and delivered the Transaction Documents to which such

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Purchaser or the Purchaser Representative is a party, including therein a signature specimen of each such officer or officers.
ARTICLE VIII
INDEMNIFICATION
Section 8.1     Indemnification by the Seller
The Seller agrees to indemnify and hold harmless the Purchaser and its Affiliates (including the Purchaser Representative) and any or all of their respective partners, directors, trustees, officers, managers, employees, members, agents and controlling persons (each, a “Purchaser Indemnified Party”) harmless from and against, and will pay to each Purchaser Indemnified Party the amount of, any and all Losses awarded against or incurred or suffered by such Purchaser Indemnified Party, whether or not involving a Third Party Claim, arising out of (a) any breach of any representation or warranty made by the Seller in any of the Transaction Documents or in any certificate delivered by the Seller to the Purchaser or to the Purchaser Representative in writing pursuant to this Purchase and Sale Agreement, (b) any breach of or default under any covenant or agreement of the Seller in any of the Transaction Documents or License Agreements, (c) any Excluded Liabilities and Obligations or (d) any brokerage or finder’s fees or commissions or similar amounts incurred or owed by the Seller to any brokers, financial advisors or comparable other Persons retained or employed by it in connection with the transactions contemplated by this Purchase and Sale Agreement; provided, however, that the foregoing shall exclude any indemnification to any Purchaser Indemnified Party (i) that has the effect of imposing on the Seller any recourse liability for Purchased Royalties because of the insolvency or other creditworthiness problems of any Counterparty or the insufficiency of the Purchased Royalties, whether as a result of the amount of cash flow arising from sales or licensing of the Products or otherwise, in any case unless resulting from the breach or default by the Seller of or under any of the Transaction Documents or License Agreements, (ii) for any matter in respect of which any Seller Indemnified Party would be entitled to indemnification under Section 8.2, (iii) to the extent resulting from the bad faith, gross negligence or willful misconduct of any Purchaser Indemnified Party, (iv) to the extent resulting from the failure of any Counterparty to perform any of its obligations under any of the License Agreements, unless resulting from the breach or default by the Seller of or under any of the License Agreements or the Transaction Documents or (v) to the extent resulting from acts or omissions of the Seller based upon the written instructions from any Purchaser Indemnified Party. Any amounts due to any Purchaser Indemnified Party hereunder shall be payable by the Seller to such Purchaser Indemnified Party upon demand.
Section 8.2     Indemnification by the Purchaser
The Purchaser and the Purchaser Representative, jointly and severally, agree to indemnify and hold each of the Seller and its Affiliates and any or all of their respective partners, directors, officers, managers, members, employees, agents and controlling Persons (each, a “Seller Indemnified Party”) harmless from and against, and will pay to each Seller Indemnified Party the amount of, any and all Losses awarded against or incurred or suffered by such Seller Indemnified Party, whether or not involving a Third Party Claim, arising out of (a) any breach of any representation or warranty made by the Purchaser or the Purchaser Representative in any of the Transaction Documents or any certificate delivered by the Purchaser or the Purchaser Representative to the Seller in writing pursuant to this Purchase and Sale Agreement, (b) any breach of or default under any covenant or agreement of the Purchaser in any Transaction Document to which the Purchaser or the Purchaser Representative is party or in the Confidentiality Agreement or (c) any brokerage or finder’s fees or commissions or similar

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

amounts incurred or owed by the Purchaser or the Purchaser Representative to any brokers, financial advisors or comparable other Persons retained or employed by it in connection with the transactions contemplated by this Purchase and Sale Agreement; provided, however, that the foregoing shall exclude any indemnification to any Seller Indemnified Party (i) to the extent resulting from the bad faith, gross negligence or willful misconduct of any Seller Indemnified Party, (ii) for any matter in respect of which any Purchaser Indemnified Party would be entitled to indemnification under Section 8.1 or (iii) to the extent resulting from acts or omissions of the Purchaser or the Purchaser Representative based upon the written instructions from any Seller Indemnified Party. Any amounts due to any Seller Indemnified Party hereunder shall be payable by the Purchaser and the Purchaser Representative to such Seller Indemnified Party upon demand.
Section 8.3     Procedures for Third Party Claims
If any Third Party Claim shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to Section 8.1 or Section 8.2, the indemnified party shall, promptly after receipt of notice of the commencement of such Third Party Claim, notify the indemnifying party in writing of the commencement thereof, enclosing a copy of all papers served, if any; provided, that the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under Section 8.1 or Section 8.2 unless, and only to the extent that, the indemnifying party is actually prejudiced by such omission. In the event that any Third Party Claim is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof in accordance with this Section 8.3, the indemnifying party will be entitled, at the indemnifying party’s sole cost and expense, to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this ARTICLE VII for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such Third Party Claim, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the sole cost and expense of such indemnified party unless (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (b) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (c) the named parties to any such Third Party Claim (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of counsel to the indemnified party. It is agreed that the indemnifying party shall not, in connection with any Third Party Claim or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any Third Party Claim effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or discharge of any pending or threatened Third Party Claim in respect of which any indemnified party is or could have been a party and indemnity could be sought hereunder by such indemnified party, unless such settlement, compromise or discharge, as the case may be, (i) includes an unconditional, full written release of such indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

matter of such claim or proceeding, (ii) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party and (iii) does not impose any continuing obligations or restrictions other than customary and reasonable confidentiality obligations relating to such claim, settlement or compromise.
Section 8.4     Other Claims
A claim by an indemnified party under this ARTICLE VII for any matter not involving a Third Party Claim and in respect of which such indemnified party would be entitled to indemnification hereunder may be made by delivering, in good faith, a written notice of demand to the indemnifying party, which notice shall contain (a) a description and the amount of any Losses incurred or suffered or reasonably expected to be incurred or suffered by the indemnified party, (b) a statement that the indemnified party is entitled to indemnification under this ARTICLE VII for such Losses and a reasonable explanation of the basis therefor, and (c) a demand for payment in the amount of such Losses. For all purposes of this Section 8.4, the Seller shall be entitled to deliver such notice of demand to the Purchaser Representative on behalf of the Seller Indemnified Parties, and the Purchaser Representative shall be entitled to deliver such notice of demand to the Seller on behalf of the Purchaser Indemnified Parties.
Section 8.5     Time Limitations

(a)    The Seller shall have liability under Section 8.1 with respect to any breach of any representation or warranty made by the Seller in any of the Transaction Documents or certificates delivered by the Seller to the Purchaser or the Purchaser Representative in writing pursuant to this Purchase and Sale Agreement only if the Purchaser Representative notifies the Seller of a claim, specifying the factual basis of such claim in reasonable detail:
(i)    [***],
(ii)    [***], and
(iii)    [***].
(b)    The Purchaser shall have liability under Section 8.2 with respect to any breach of any representation or warranty made by the Purchaser or the Purchaser Representative in any of the Transaction Documents or any certificate delivered by the Purchaser or the Purchaser Representative to the Seller in writing pursuant to this Purchase and Sale Agreement ([***]), only if, [***], the Seller notifies the Purchaser Representative of a claim, specifying the factual basis of such claim in reasonable detail.
Section 8.6     Exclusive Remedy
Except in the case of actual fraud, intentional misrepresentation, intentional wrongful acts, intentional breach, bad faith or willful misconduct and except as set forth in Section 11.3, the indemnification afforded by this ARTICLE VII shall be the sole and exclusive remedy for any and all Losses awarded against or incurred or suffered by a Party in connection with the transactions contemplated by the Transaction Documents, including with respect to any breach of any representation or warranty made by a Party in any of the Transaction Documents or any certificate delivered by a Party

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

to the other Party in writing pursuant to this Purchase and Sale Agreement or any breach of or default under any covenant or agreement by a Party pursuant to any Transaction Document.
Section 8.7     Limitations
Notwithstanding anything in this Purchase and Sale Agreement to the contrary, (a) in no event shall any Seller Indemnified Party or Purchaser Indemnified Party have any liability for, or Losses be deemed to include, any special, punitive or exemplary damages, or any lost profits, whether in contract or tort, regardless of whether the other Party shall be advised, shall have reason to know, or in fact shall know of the possibility of such damages suffered or incurred by any such Seller Indemnified Party or Purchaser Indemnified Party in connection with this Purchase and Sale Agreement any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, except to the extent any such damages are actually paid to a Third Party in accordance with Section 8.3 and (b) the Seller shall not have any liability under Section 8.1 in excess of an amount equal to TWO HUNDRED AND FORTY MILLION DOLLARS ($240,000,000) less the aggregate amount of Purchased Royalties actually received by the Purchaser. Notwithstanding the foregoing, the limitations set forth in this Section 8.7 shall not apply to any claim for indemnification hereunder in the case of actual fraud, intentional misrepresentation, intentional wrongful acts, intentional breach, bad faith or willful misconduct. The Parties acknowledge and agree that (a) the Purchaser’s Losses, if any, for any indemnifiable events under this Purchase and Sale Agreement will typically include Losses for Purchased Royalties that the Purchaser was entitled to receive in respect of its ownership of the Purchased Royalties but did not receive timely or at all due to such indemnifiable event and (b) subject to this Section 8.7, the Purchaser shall be entitled to make indemnification claims for all such missing or delayed Purchased Royalties that the Purchaser was entitled to receive in respect of its ownership of the Purchased Royalties as Losses hereunder (which claims shall be reviewed and assessed by the Parties in accordance with the procedures set forth in this ARTICLE VII), and such missing or delayed Purchased Royalties shall not be deemed special, punitive or exemplary damages, or lost profits for any purpose of this Purchase and Sale Agreement.

ARTICLE IX
CONFIDENTIALITY
Section 9.1     Confidentiality
Except as provided in this ARTICLE VIII or otherwise agreed in writing by the Parties, the Parties agree that, during the term of this Purchase and Sale Agreement and until the seventh (7th) anniversary of the date of termination of this Purchase and Sale Agreement, each Party (the “Receiving Party”) shall keep confidential, and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Purchase and Sale Agreement (which includes the exercise of any rights or the performance of any obligations hereunder), any information (whether written or oral, or in electronic or other form) furnished to it by or on behalf of the other Party (the “Disclosing Party”) pursuant to the Existing Confidentiality Agreement (as defined below) or this Purchase and Sale Agreement, including the terms of this Purchase and Sale Agreement (such information, “Confidential Information” of the Disclosing Party), except for that portion of such information that:
(a)    was already in the Receiving Party’s possession on a non-confidential basis prior to its disclosure to it by the Disclosing Party, or becomes known to the Receiving Party from a source other

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

than the Disclosing Party and its representatives without any breach of this Purchase and Sale Agreement, in each case as evidenced by written records (provided, if such information was disclosed to the Receiving Party on a non-confidential basis by a source that is not the Disclosing Party, such source to the knowledge of the Receiving Party had the right to disclose such information to the Receiving Party without any legal, contractual or fiduciary obligation to, any person with respect to such information);
(b)    is or becomes generally available to the public other than as a result of an act or omission by the Receiving Party or its Affiliates in breach of this Purchase and Sale Agreement;
(c)    was independently developed by the Receiving Party, as evidenced by written records, without use of or reference to the Confidential Information or in violation of the terms of this Purchase and Sale Agreement.
Section 9.2     Termination of Confidentiality Agreement
(a)     Effective upon the date hereof, the Existing Confidentiality Agreement shall terminate and be of no further force or effect, and shall be superseded by the provisions of this Article VIII.
Section 9.3     Permitted Disclosure
In the event that the Receiving Party or its Affiliates or any of its or its Affiliates’ representatives are requested by a governmental or regulatory authority or required by Applicable Law, regulation or legal process (including the regulations of a stock exchange or governmental or regulatory authority or the order or ruling of a court, administrative agency or other government or regulatory body of competent jurisdiction) to disclose any Confidential Information, the Receiving Party shall promptly, to the extent permitted by Applicable Law, notify the Disclosing Party in writing of such request or requirement so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy (and if the Disclosing Party seeks such an order or other remedy, the Receiving Party will provide such cooperation, at the Receiving Party’s sole expense, as the Disclosing Party shall reasonably request). If no such protective order or other remedy is obtained and the Receiving Party or its Affiliates or its or its Affiliates’ representatives are, in the view of their respective counsel (which may include their respective internal counsel), legally required to disclose Confidential Information, the Receiving Party or its Affiliates or its or its Affiliates’ representatives, as the case may be, shall only disclose that portion of the Confidential Information that their respective counsel advises that the Receiving Party or its Affiliates or its or its Affiliates’ representatives, as the case may be, are required to disclose and will exercise commercially reasonable efforts, at the Disclosing Party’s sole expense, to obtain reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information that is being disclosed. In any event, the Receiving Party will not oppose action by the Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. Notwithstanding the foregoing, notice to the Disclosing Party shall not be required where disclosure is made (i) in response to a request by a governmental or regulatory authority having competent jurisdiction over the Receiving Party, its Affiliates or its or its Affiliates’ representatives, as the case may be, or (ii) in connection with a routine examination by a regulatory examiner, where in each case such request or examination does not expressly reference the Disclosing Party, its Affiliates, the Purchased Royalties or this Purchase and Sale Agreement. The Receiving Party may disclose Confidential Information to its Affiliates, its and their employees, directors, officers, contractors, agents, and representatives, and to potential or actual acquirers, merger partners, permitted assignees, investment bankers, investors, limited partners, partners, lenders, or other financing sources

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(including, in the case of the Seller, any party evaluating the acquisition of any portion of the Royalties that are not included in the Purchased Royalties), and their respective directors, employees, contractors and agents provided that such person or entity agrees to confidentiality and non-use obligations with respect thereto at least as stringent as those specified for in this Article VIII. Further, notwithstanding anything contained in this Article VIII to the contrary, the Seller may disclose Confidential Information to the extent such disclosure is reasonably necessary to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or with any rule, regulation or legal process promulgated by the SEC or a stock exchange, subject to the Seller’s obligations set forth in Section 5.2.
Section 8.5     Other Relevant Obligations. In addition to, and without limiting, Purchaser’s and Purchaser Representative’s obligations under this Article VIII, Purchaser and the Purchaser Representative shall fully comply with any confidentiality obligations of the Seller or any of its Affiliates under the AZ License Agreement, the Baxter License Agreement, the Novo Sublicense Agreement, and the Novo Settlement Agreement that are applicable to the Confidential Information.
ARTICLE X
TERMINATION
Section 10.1     Termination of Agreement
This Purchase and Sale Agreement shall terminate on the earlier of (a) the Royalty Termination Date and (b) mutual written agreement of the Purchaser and the Seller.
Section 10.2     Effect of Termination
Upon the termination of this Purchase and Sale Agreement pursuant to Section 10.1, this Purchase and Sale Agreement shall become void and of no further force and effect; provided, however, that (a) the provisions of Section 6.2, ARTICLE VII, ARTICLE VIII, this ARTICLE IX and ARTICLE X shall survive such termination and shall remain in full force and effect, (b) if, upon the termination of this Purchase and Sale Agreement, any Purchased Royalties or other amounts are payable to the Purchaser, this Purchase and Sale Agreement shall remain in full force and effect until any and all such payments have been made in full, and (except as provided in this Section 10.2) solely for that purpose, and (c) nothing contained in this Section 10.2 shall relieve any Party from liability for any breach of this Purchase and Sale Agreement that occurs prior to termination.
ARTICLE XI
MISCELLANEOUS
Section 11.1     Purchaser Representative.
(a)    Each Purchaser hereby appoints and constitutes the Purchaser Representative as agent, proxy and attorney-in-fact, with full power of substitution, to act on behalf of the Purchasers for certain limited purposes, as specified herein, including the full power and authority to act on the Purchasers’ behalf as provided in Section 11.1(b). The Purchasers further agree that such agency, proxy and attorney-in-fact shall be binding upon the successors, heirs, executors, administers and legal representatives of each Purchaser. All decisions, actions, consents and instructions by the Purchaser Representative shall be binding upon all of the Purchasers, and no Purchaser shall have the right to object to, dissent from, protest or otherwise contest any such decision, action, consent or instruction. The Seller shall be entitled to rely on any decision, action, consent or instruction of the Purchaser Representative as being the decision, action, consent or instruction of the Purchasers.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(b)    The Purchaser Representative shall have such powers and authority as are necessary to carry out the functions assigned to it under this Purchase and Sale Agreement. Without limiting the generality of the foregoing, the Purchaser Representative shall have full power, authority and discretion to (i) consummate the transactions contemplated under the Transaction Documents; (ii) negotiate disputes arising under, or relating to, the Transaction Documents (including pursuant to Article VII hereof); (iii) receive and disburse to the Purchasers any funds received on behalf of the Purchasers under the Transaction Documents (including pursuant to Article VII hereof); (iv) withhold any amounts received on behalf of the Purchasers under this Purchase and Sale Agreement or otherwise to satisfy any and all obligations or liabilities incurred by the Purchasers or the Purchaser Representative in the performance of their duties hereunder (including pursuant Article VII hereof); (v) execute and deliver any amendment or waiver to the Transaction Documents (without the prior approval of the Purchasers); and (vi) to take all other actions to be taken by or on behalf of the Purchasers in connection with the Transaction Documents. The Purchaser Representative shall have no duties or obligations hereunder, including any fiduciary duties, except those set forth herein, and such duties and obligations shall be determined solely by the express provisions of this Purchase and Sale Agreement.
(c)    The Purchaser Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of the Purchasers. In the event of the resignation or removal of the Purchaser Representative, a new Purchaser Representative shall be appointed by the vote or written consent of the Purchasers. Notice of such vote or a copy of the written consent appointing such new Purchaser Representative shall be sent to the Seller; provided, that until such notice is received, the Seller, as applicable, shall be entitled to rely on the decisions, actions, consents and instructions of the prior Purchaser Representative as described in Section 11.1(a).
Section 11.2     Survival
All representations, warranties and covenants made in this Purchase and Sale Agreement, in any other Transaction Document or in any certificate delivered pursuant to this Purchase and Sale Agreement shall survive the execution and delivery of this Purchase and Sale Agreement and the Closing. The rights hereunder to indemnification, payment of Losses or other remedies based on any such representation, warranty or covenant shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time (whether before or after the execution and delivery of this Purchase and Sale Agreement or the Closing) in respect of the accuracy or inaccuracy of or compliance with, any such representation, warranty or covenant.
Section 11.3     Specific Performance
Each Party acknowledges and agrees that, if it fails to perform any of its obligations under any of the Transaction Documents, the other Parties will have no adequate remedy at law. In such event, each Party agrees that the other Parties shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Purchase and Sale Agreement.
Section 11.4     Notices
All notices, consents, waivers and other communications hereunder shall be in writing and shall be effective (a) upon receipt when sent by registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) upon receipt when sent by an overnight courier (costs prepaid and receipt requested), (c) on the date personally

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

delivered to an authorized officer of the Party to which sent or (d) on the date transmitted by e-mail with a confirmation of receipt, addressed to the recipient as follows:
if to the Seller, to:
Nektar Therapeutics
455 Mission Bay Boulevard South
San Francisco, California 94158
Attention:     General Counsel
Telephone:     [***]
Email:    [***]

with a copy to (which shall not constitute notice):

Goodwin Procter LLP
100 Northern Avenue
Boston, Massachusetts 02210
Attention: Arthur McGivern; Sam Zucker
Telephone: [***]
Email:    [***]

if to the Purchaser or the Purchaser Representative, to:

300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: [***]
Email: [***]
with another copy to (which shall not constitute notice):
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: [***]
Email: [***]

and

Gibson, Dunn & Crutcher LLP
555 Mission Street
San Francisco, CA 94105
Attention: Ryan Murr
Email: [***]
Each Party may, by notice given in accordance herewith to the other Party, designate any further or different address to which subsequent notices, consents, waivers and other communications shall be sent.
Section 11.5     Successors and Assigns

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The Seller shall not be entitled to assign any of its rights or delegate any of its obligations under this Purchase and Sale Agreement without the prior written consent of the Purchaser Representative, except that the Seller may, without the consent of the Purchaser Representative, assign its rights and delegate its obligations under this Purchase and Sale Agreement to any other Person into which it may merge, with which it may consolidate or to which it may sell all or substantially all of its assets or all of the business to which any License Agreement relates if such License Agreement, the Intellectual Property Rights related to such License Agreement and the rights and obligations of the Seller hereunder related thereto are transferred together to such other Person; and provided, however, that the assignee under such assignment agrees to be bound by the terms of the Transaction Documents and furnishes a written agreement to the Purchaser Representative, in form and substance reasonably satisfactory to the Purchaser Representative, to that effect. Each Purchaser may, without the consent of the Seller, assign any of its rights and delegate any of its obligations under this Purchase and Sale Agreement without restriction; provided, however, that, notwithstanding anything to the contrary set forth in this Purchase and Sale Agreement, such Purchaser shall not, without the prior written consent of the Seller, assign any of the Purchased Royalties or any of its rights or delegate any of its obligations if any such assignment or delegation would otherwise be inconsistent with or violate any of the provisions contained in any of the License Agreements or the Counterparty Consents that are enforceable. The Purchaser Representative may, without the consent of the Seller, assign its rights and obligations under this Purchase and Sale Agreement in full without restriction; provided, however, that, notwithstanding anything to the contrary set forth in this Purchase and Sale Agreement, (a) the Purchaser Representative shall not, without the prior written consent of the Seller, assign any of its rights or delegate any of its obligations if any such assignment or delegation would otherwise be inconsistent with or violate any of the provisions contained in any of the License Agreements or the Counterparty Consents that are enforceable and the Purchaser Representative, (b) the Purchaser Representative shall not, without the prior written consent of the Seller, assign its rights and obligations in part but not in full and (c) the Purchaser Representative shall not, without the prior written consent of the Seller, assign its rights and obligations to more than one (1) assignee, such that at all times under this Purchase and Sale Agreement, the Purchaser Representative is a single Person. Each Party shall give written notice to the other Parties of any assignment permitted by this Section 11.5 promptly (but in any event within three (3) Business Days) after the occurrence thereof. The Seller shall be under no obligation to reaffirm any representations, warranties or covenants made in this Purchase and Sale Agreement or any of the other Transaction Documents or take any other action in connection with any such assignment by any Purchaser or by the Purchaser Representative. Any purported assignment of rights or delegation of obligations in violation of this Section 11.5 will be void. Subject to the foregoing, this Purchase and Sale Agreement will apply to, be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parties. For the avoidance of doubt, the provisions of Section 6.9 will inure to the benefit of the assigns of the Purchaser.
Section 11.6     Independent Nature of Relationship
The relationship between the Seller and the Purchaser is solely that of seller and purchaser, and neither the Seller nor the Purchaser has any fiduciary or other special relationship with the other Party or any of its Affiliates. This Purchase and Sale Agreement is not a partnership or similar agreement, and nothing contained herein or in any other Transaction Document shall be deemed to constitute the Seller and the Purchaser as a partnership, an association, a joint venture or any other kind of entity or legal form for any purposes, including any Tax purposes. The Parties agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Authority.
Section 11.7     Entire Agreement

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

This Purchase and Sale Agreement, together with the Exhibits and Schedules hereto and the other Transaction Documents, constitute a complete and exclusive statement of the terms of agreement between the Parties, and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties, with respect to the subject matter of this Purchase and Sale Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in the Exhibits or Schedules hereto or the other Transaction Documents) has been made or relied upon by any Party.
Section 11.8     Governing Law

(a)    THIS PURCHASE AND SALE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)    Each Party irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of (i) the United States District Court for the Southern District of New York and (ii) the Supreme Court of the State of New York, Borough of Manhattan, for purposes of any claim, action, suit or proceeding arising out of this Purchase and Sale Agreement, any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, and agrees that all claims in respect thereof shall be heard and determined only in such courts. Each Party agrees to commence any such claim, action, suit or proceeding only in the United States District Court for the Southern District of New York or, if such claim, action, suit or proceeding cannot be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, Borough of Manhattan, and agrees not to bring any such claim, action, suit or proceeding in any other court. Each Party hereby waives, and agrees not to assert in any such claim, action, suit or proceeding, to the fullest extent permitted by Applicable Law, any claim that (i) such Party is not personally subject to the jurisdiction of such courts, (ii) such Party and such Party’s property is immune from any legal process issued by such courts or (iii) any claim, action, suit or proceeding commenced in such courts is brought in an inconvenient forum. Each Party agrees that a final judgment in any such claim, action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Each Party acknowledges and agrees that this Section 11.8(b) constitutes a voluntary and bargained-for agreement between the Parties.
(c)    The Parties agree that service of process in any claim, action, suit or proceeding referred to in Section 11.8(b) may be served on any Party anywhere in the world, including by sending or delivering a copy of such process to such Party in any manner provided for the giving of notices in Section 11.4. Nothing in this Purchase and Sale Agreement will affect the right of any Party to serve process in any other manner permitted by Applicable Law. Each Party waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.
Section 11.9     Waiver of Jury Trial

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PURCHASE AND SALE AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PURCHASE AND SALE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.9.
Section 11.10     Severability
If one or more provisions of this Purchase and Sale Agreement are held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be excluded from this Purchase and Sale Agreement and the balance of this Purchase and Sale Agreement shall be interpreted as if such provision were so excluded and shall remain in full force and effect and be enforceable in accordance with its terms. Any provision of this Purchase and Sale Agreement held invalid or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid or unenforceable.
Section 11.11     Counterparts
This Purchase and Sale Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Purchase and Sale Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Any counterpart may be executed by facsimile or other similar means of electronic transmission, including “PDF”, and such facsimile or other electronic transmission shall be deemed an original.
Section 11.12     Amendments; No Waivers
Neither this Purchase and Sale Agreement nor any term or provision hereof may be amended, supplemented, restated, waived, changed or modified except with the written consent of the Parties. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on any Party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval hereunder shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.13     No Third Party Rights
Other than the Parties, no Person will have any legal or equitable right, remedy or claim under or with respect to this Purchase and Sale Agreement or any of the other Transaction Documents. This Purchase and Sale Agreement may be amended or terminated, and any provision of this Purchase and

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Sale Agreement may be waived, without the consent of any Person who is not a Party. The Seller shall enforce any legal or equitable right, remedy or claim under or with respect to this Purchase and Sale Agreement for the benefit of the Seller Indemnified Parties and the Purchaser and the Purchaser Representative shall enforce any legal or equitable right, remedy or claim under or with respect to this Purchase and Sale Agreement for the benefit of the Purchaser Indemnified Parties.
Section 11.14     Table of Contents and Headings
The Table of Contents and headings of the Articles and Sections of this Purchase and Sale Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
{SIGNATURE PAGE FOLLOWS}

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have executed this Purchase and Sale Agreement as of the day and year first written above.
NEKTAR THERAPEUTICS
By:    /s/ Howard W. Robin
    Name: Howard W. Robin
    Title: President and Chief Executive Officer

By:    /s/ Gil M. Labrucherie
    Name: Gil M. Labrucherie
    Title: Senior Vice President, Chief Operating
     Officer and Chief Financial Officer

[Signature Page to Purchase and Sale Agreement]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have executed this Purchase and Sale Agreement as of the day and year first written above.

Healthcare Royalty Partners IV, L.P.
By: HealthCare Royalty GP IV, LLC, its General Partner
By: HealthCare Royalty Management, LLC, its
Investment Manager

By: /s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Signatory

HCR Potomac Fund, L.P.
By: HCR Potomac Fund GP, LLC, its General Partner
By: HealthCare Royalty Management, LLC, its
Investment Manager

By: /s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Signatory

HCRP Overflow Fund, L.P.
By: HCRP Overflow Fund GP, LLC, its General Partner
By: HealthCare Royalty Management, LLC, its
Investment Manager

By: /s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Signatory

HCR Canary Fund, L.P.
By: HCR Canary Fund GP, LLC, its General Partner
By: HealthCare Royalty Management, LLC, its
Investment Manager

By: /s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Signatory

HCR Stafford Fund, L.P.
By: HCR Stafford Fund GP, LLC, its General Partner
By: HealthCare Royalty Management, LLC, its
Investment Manager

By: /s/ Clarke B. Futch
[Signature Page to Purchase and Sale Agreement]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Name: Clarke B. Futch
Title: Authorized Signatory

IN WITNESS WHEREOF, the Parties have executed this Purchase and Sale Agreement as of the day and year first written above.

hcr collateral management, llc

By: /s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Signatory
[Signature Page to Purchase and Sale Agreement]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT A-1
FORM OF AZ CONFIRMATION
EXHIBIT A-2
A-1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FORM OF BAXTER CONFIRMATION

A-2

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B
FORM OF BAXTER CONSENT AMENDMENT

A-1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT C
FORM OF BILL OF SALE

C-1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT D
DISCLOSURE SCHEDULE

E-1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT E
FORM OF NOVO CONSENT

E-1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT F-1
AZ LICENSE AGREEMENT
EXHIBIT F-2

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

BAXTER LICENSE AGREEMENT
EXHIBIT F-3

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

NOVO SETTLEMENT AGREEMENT

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT F-4

NOVO SUBLICENSE AGREEMENT

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT G

SELLER ACCOUNT

G-1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT H

GOODWIN OPINION

H-1

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.